UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

SEMI-ANNUAL REPORT March 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	6
Comparing Your Fund’s Expenses With Those of Other Funds	6
Statement of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	25
Information About the Renewal of the Fund’s Investment Advisory, Administration and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub- Investment Advisory Agreement	38

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by portfolio managers Julianne McHugh and Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon Diversified Emerging Markets Fund (the “fund”) produced a total return of 16.13% for Class A shares, 15.71% for Class C shares, 16.32% for Class I shares and 16.29% for Class Y shares.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of 14.04% for the same period.2

Emerging-markets stocks gained significant ground on broad economic growth, signs that inflation was coming under control and optimism regarding China’s post-pandemic reopening. The fund outperformed the Index due to a variety of strategy-specific reasons.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in emerging markets countries, including other investment companies that invest in such securities.

The fund may use a “fund of funds” approach by investing in one or more underlying funds and/or a “manager of managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund currently allocates its assets among an Active Equity Strategy and Multi-Factor Equity Strategy separately employed by Newton Investment Management North America, LLC, the fund’s sub-adviser, and BNY Mellon Global Emerging Markets Fund (the Newton Fund), an affiliated underlying fund, which is sub-advised by Newton Investment Management Limited. BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

Emerging-Markets Equities Rebound on Positive Macroeconomic Trends

In the wake of sharp declines during the prior year related to the pandemic, the war in Ukraine and rising inflation, emerging-markets equities rebounded strongly during the reporting period. In early October 2022, evidence of decelerating price growth in the U.S. ISM (Institute for Supply Management) manufacturing report raised hopes that inflation had peaked, ensuring risk assets got off to a flying start. Further positive momentum was injected the following month, when U.S. consumer price inflation came in lower than expected. Stocks maintained their upward trajectory at year end as China eased its draconian COVID-19 policies, signaling a widely anticipated economic reopening.

Positive trends continued in early 2023, with risk-on sentiment predominating in January. However, as the quarter progressed, several issues took a toll on sentiment. January’s U.S. inflation prints came in ahead of expectations, while headline employment data was also very robust. This prompted the U.S. Federal Reserve to underscore its hawkish stance, and, in turn, put pressure on risk assets, with effects rippling through the world’s emerging markets. Another major challenge arose in early March, as signs of stress emerged in the U.S. banking sector, when two banks collapsed as a result of heavy losses on their government bond portfolios combined with massive deposit flight. This was soon followed by the enforced takeover of the ailing Credit Suisse by UBS under the auspices of the Swiss authorities. However, fears of further contagion in the banking industry were quelled following rapid action by the U.S. authorities and major banks, enabling global equities to regain their upward momentum during the final two weeks of the period. For the entire period, among major emerging markets, Turkey delivered notably strong performance, with Mexico and China outperforming the Index, while Indonesia, India and Brazil lagged.

Fund Strategies Outperform as Equities Rise

The Multi-Factor Equity Strategy outperformed the Index primarily due to strong stock selection in the consumer discretionary, industrials and utilities sectors, and in Hong Kong and Taiwan. Dividend yield and value factors generally contributed positively to performance, while momentum and quality factors detracted. Top-performing individual holdings included China-based Internet and technology company Alibaba Group Holding Ltd, Taiwan-based semiconductor maker Realtek Semiconductor Corp., South Korea-based construction and farm equipment manufacturer Doosan Bobcat, Inc., and China-based medical product retailer and distributor Sinopharm Group Co. Ltd., Cl. H. Conversely, relative performance suffered due to weak selection in the materials and consumer staples sectors. From a country perspective, selection in South Africa undermined relative returns. Notably underperforming holdings included India-based pharmaceutical company Cipla Ltd., United Arab Emirates-based financial institution First Abu Dhabi Bank PJSC, Brazil- based meat processor JBS SA and Saudi Arabia based financial firm Al Rajhi Bank.

The Newton Fund Strategy benefited from relatively strong stock selection in financials, led by a position in South Korea-based property & casualty insurer DB Insurance Co. Ltd., which gained on the back of past rate hikes and a benign regulatory environment likely to enhance underwriting profits. The Newton Fund’s overweight and stock selection in Taiwan also contributed to strong performance relative to the Index, as Taiwan-based financial leasing company Chailease Holding Co. Ltd. rallied on the improved outlook for China loan growth following the country’s reopening. Conversely, stock selection in the communication services sector detracted from relative returns, driven by the Newton Fund’s lack of exposure to a few major Index components—such as Tencent Holdings Ltd.—that benefited from China’s reopening. Relative returns were further pressured by weak stock selection in South Africa, most notable precious metals mining company Sibanye Stillwater Ltd., which faced operational challenges in early 2023.

Relative to the Index, the Active Equity Strategy’s performance benefited most from relatively underweight exposure to Petroleo Brasileiro SA, ADR, a major Index component and Brazil’s largest oil and gas producer, which experienced sharp declines in share price in late 2022 when Brazilian lawmakers approved changes to a law that shields state-controlled companies from political interference. Another notably strong contributor to relative returns, holdings in China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Cl. A, benefited from China opening optimism and from positive reaction to the announcement of the company’s purchase of a significant stake in fellow drug maker KPC Pharmaceuticals. On a regional basis, zero exposure to Saudi Arabia, the United Arab Emirates and Qatar

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

bolstered relative returns, amid a weak oil and gas price environment. China/Hong Kong positions also contributed positively, led by China Resources Sanjiu Medical & Pharmaceutical, mentioned above, along with insurers AIA and Ping An Insurance Group Company of China Ltd., Cl. H, internet giant Tencent Holdings Ltd. and fast-food restaurant company Yum China Holdings, Inc. Significant detractors included Brazilian financial holdings, including private bank Banco Bradesco, which reported a fall in profits and raised its forecast for the reserves needed to cover bad loans in 2023; stock exchange B3, which reported reduced volumes and lower-than-expected profits owing to cost increases; and investment platform XP Inc., which reported weaker-than-expected financial results driven by the high-rate environment and post-election uncertainty in Brazil. Elsewhere, shares in U.S.-based miner Livent Corp. lost ground in the face of potential overcapacity and short-term headwinds for electric-vehicle sales.

Seeking Opportunities as Recession Concerns Recede

As of the end of the reporting period, emerging-markets equities continue to confront uncertainties related to high levels of inflation and ongoing rate hikes by central banks, as well as the potential for disruptions related to U.S.-China tensions. Some equities appear richly valued, given ongoing recessionary risks and the potential for tighter credit conditions in the wake of the March 2023 banking crisis. On the other hand, the outlook has brightened as inflation has shown signs of easing, and central banks have reduced the pace of rate increases. Most emerging nations continue to exhibit economic resilience despite the pressures of recent years, setting the stage for potential further market gains.

The Multi-Factor Equity Strategy continues to employ its quantitative strategy, seeking to invest in a broadly diversified portfolio of stocks that exhibit both attractive valuations and proven fundamentals while remaining risk controlled, relative to the Index, in terms of sector, country and market capitalization. As of March 31, 2023, the strategy holds mildly overweight exposure, compared to the Index, to the information technology and communication services sectors, and to Malaysia, while holding mildly underweighted exposure to industrials, real estate and consumer staples from a sector perspective, and to Qatar and the United Arab Emirates from a country perspective.

The Newton Fund Strategy remains focused on stock-level fundamentals, looking for stocks experiencing positive momentum drivers in the form of positive earnings revisions and trends, attractive valuations, and strong quality characteristics. As of March 31, 2023, the strategy holds relatively overweight exposure to the consumer discretionary sector and Taiwan, and underweight exposure to consumer staples and materials, and to Saudi Arabia.

The Active Equity Strategy notes that emerging-markets equities currently trade at an unusually high discount to developed markets, providing a conducive investment backdrop if shorter-term variables prove favorable. As of March 31, 2023, the strategy holds overweight exposure to India, where we find many of the best bottom-up investment opportunities, and China/Hong Kong, which we expect to benefit from China’s initiatives designed to upgrade the economy to become self-sufficient or even assume leadership in certain strategic and value-add industries. On a sector basis, the fund holds its largest overweight positions in consumer staples and industrials, where we find several businesses with attractive attributes, such as attractive long-term growth opportunities and high returns on capital.

April 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.41	$12.42	$7.07	$7.06
Ending value (after expenses)	$1,161.30	$1,157.10	$1,163.20	$1,162.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.85	$11.60	$6.59	$6.59
Ending value (after expenses)	$1,017.15	$1,013.41	$1,018.40	$1,018.40
†

Expenses are equal to the fund’s annualized expense ratio of 1.56% for Class A, 2.31% for Class C, 1.31% for Class I and 1.31% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 66.1%
Brazil - 3.2%
Banco Do Brasil SA	32,000		247,113
Inter & Co., Inc. BDR	326	[a]	563
JBS SA	32,400		113,786
Minerva SA	136,200	[a]	282,695
Petroleo Brasileiro SA, ADR	89,354		931,962
Raia Drogasil SA	2,000		9,624
Suzano SA	5,800		47,684
TIM SA	40,300		99,866
Vale SA	18,700		295,528
WEG SA	21,000		167,803
			2,196,624
Chile - .2%
Cencosud SA	55,019	[a]	106,316
Enel Americas SA	142,533	[a]	18,774
Enel Generacion Chile SA	26,844		7,126
			132,216
China - 21.1%
360 DigiTech, Inc., ADR	6,097		118,282
3SBio, Inc.	134,500	[b]	133,789
Agricultural Bank of China Ltd., Cl. H	1,048,000		388,410
Alibaba Group Holding Ltd.	10,900	[a]	138,623
Alibaba Group Holding Ltd., ADR	6,950	[a]	710,151
Aluminum Corp. of China Ltd., Cl. H	156,000	[a]	78,683
ANTA Sports Products Ltd.	10,600		154,196
Autohome, Inc., ADR	16,529		553,226
Baidu, Inc., ADR	916	[a]	138,243
Bank of Communications Co. Ltd., Cl. H	430,000		269,864
BYD Co. Ltd., Cl. H	5,500	[a]	161,606
BYD Electronic International Co. Ltd.	37,500	[a]	117,130
CGN Power Co. Ltd., Cl. H	743,200	[b]	178,300
China CITIC Bank Corp. Ltd., Cl. H	1,093,000		550,494
China Construction Bank Corp., Cl. H	1,804,100		1,166,988
China Galaxy Securities Co. Ltd., Cl. H	952,500	[a]	481,266
China Merchants Bank Co. Ltd., Cl. H	54,600	[a]	278,196
China Pacific Insurance Group Co. Ltd., Cl. H	26,300	[a]	70,288
China Resources Pharmaceutical Group Ltd.	320,000	[b]	254,298
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Cl. A	118,495	[a]	991,204
China Shenhua Energy Co. Ltd., Cl. H	245,000		772,716

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 66.1% (continued)
China - 21.1% (continued)
China Vanke Co. Ltd., Cl. H	5,200	[a]	8,214
CITIC Ltd.	227,000		266,312
Country Garden Services Holdings Co. Ltd.	19,000		33,176
CRRC Corp. Ltd., Cl. H	320,000	[a]	174,638
Gaotu Techedu, Inc., ADR	266	[a]	1,122
Greentown China Holdings Ltd.	140,500		183,006
Industrial & Commercial Bank of China Ltd., Cl. H	565,000		300,800
JD.com, Inc., ADR	3,856		169,240
JD.com, Inc., Cl. A	680		14,903
Lenovo Group Ltd.	149,800		162,272
Meituan, Cl. B	27,230	[a,b]	494,595
NetDragon Websoft Holdings Ltd.	122,000		215,122
NetEase, Inc., ADR	5,468	[c]	483,590
New China Life Insurance Co. Ltd., Cl. H	47,700	[a]	114,169
PDD Holdings, Inc., ADR	5,532	[a]	419,879
PICC Property & Casualty Co. Ltd., Cl. H	492,000	[a]	502,559
Ping An Insurance Group Company of China Ltd., Cl. H	49,000		317,587
Postal Savings Bank of China Co. Ltd., CI. H	96,701	[b]	57,638
Sinopharm Group Co. Ltd., Cl. H	78,400		236,940
Sinotruk Hong Kong Ltd.	18,300		28,538
Tencent Holdings Ltd.	22,300		1,089,653
Tencent Music Entertainment Group, ADR	60,030	[a]	497,048
TravelSky Technology Ltd., Cl. H	83,000	[a]	155,246
Uni-President China Holdings Ltd.	87,100		87,952
Vipshop Holdings Ltd., ADR	15,375	[a]	233,392
Yankuang Energy Group Co., Cl. H	49,700	[a]	177,716
Yum China Holdings, Inc.	2,336		148,079
Zhongsheng Group Holdings Ltd.	16,200		80,345
Zijin Mining Group Co. Ltd., Cl. H	96,000	[a]	160,122
Zoomlion Heavy Industry Science & Technology Co. Ltd., Cl. H	113,500	[a]	59,757
			14,579,563
Colombia - .0%
Interconexion Electrica SA	6,490		21,113
Greece - 1.9%
Hellenic Telecommunications Organization SA	29,302		428,979
OPAP SA	55,393		890,020
			1,318,999

Description	Shares		Value ($)
Common Stocks - 66.1% (continued)
Hong Kong - .7%
Bosideng International Holdings Ltd.	116,500		65,229
China Medical System Holdings Ltd.	67,100		106,311
China Taiping Insurance Holdings Co. Ltd.	81,100		86,475
Cosco Shipping Ports Ltd.	77,500		51,831
Kingboard Laminates Holdings Ltd.	102,800		107,579
Kunlun Energy Co. Ltd.	108,000		84,644
Shanghai Industrial Urban Development Group Ltd.	36,200		2,287
Shimao Group Holdings Ltd.	10,500	[d]	0
			504,356
Hungary - .3%
MOL Hungarian Oil & Gas PLC	14,765	[a]	108,057
Richter Gedeon Nyrt	6,025	[a]	125,965
			234,022
India - 7.5%
Aurobindo Pharma Ltd.	19,818		125,013
Cipla Ltd.	15,548	[a]	170,456
Hero MotoCorp Ltd.	3,032		86,718
Housing Development Finance Corp. Ltd.	10,760	[a]	344,774
ICICI Bank Ltd.	40,425	[a]	433,527
Indian Oil Corp. Ltd.	169,448	[a]	160,894
Indus Towers Ltd.	28,906	[a]	50,344
Infosys Ltd.	24,099		420,795
ITC Ltd.	66,159		308,963
LTIMindtree Ltd.	8,818	[b]	513,183
Mahindra & Mahindra Ltd.	21,324	[a]	301,255
Power Grid Corporation of India Ltd.	308,340		847,234
REC Ltd.	176,120		248,003
Reliance Industries Ltd.	5,526	[a]	157,085
Tata Consultancy Services Ltd.	16,131		631,784
Tata Motors Ltd.	5,853	[a]	30,100
Tech Mahindra Ltd.	13,539		182,495
The Tata Power Company Ltd.	121	[a]	281
Vedanta Ltd.	32,243		108,125
Wipro Ltd.	16,381		73,084
			5,194,113
Indonesia - .6%
Adaro Energy Indonesia TBK Pt	438,500		84,975
Aneka Tambang TBK	56,900	[a]	7,943
Astra International TBK Pt	143,500		57,607
Bank Mandiri Persero TBK Pt	144,900		99,620
Indah Kiat Pulp & Paper TBK Pt	35,700	[a]	17,890

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 66.1% (continued)
Indonesia - .6% (continued)
Indofood Sukses Makmur TBK Pt	291,900	[a]	120,727
Telkom Indonesia Persero TBK Pt	173,100	[a]	46,929
			435,691
Kuwait - .2%
Kuwait Finance House KSCP	30,738		83,097
National Bank of Kuwait SAKP	19,150		65,980
			149,077
Luxembourg - .3%
Ternium SA, ADR	5,486		226,352
Malaysia - .6%
Hartalega Holdings Bhd	58,100	[a]	25,036
Petronas Chemicals Group Bhd	36,700		58,948
RHB Bank Bhd	92,400		116,948
Sime Darby Bhd	168,100		82,037
Sime Darby Plantation Bhd	3,700		3,588
Supermax Corp. Bhd	70,810		14,894
Telekom Malaysia BHD	90,200		100,209
Top Glove Corp. Bhd	81,700		17,455
			419,115
Malta - .0%
Lighthouse Properties PLC	541		190
Mexico - .7%
America Movil SAB de CV, Ser. B	311,300	[a]	328,230
Coca-Cola Femsa SAB de CV	14,635		117,624
Fibra Uno Administracion SA de CV	5,300		7,421
Sitios Latinoamerica SAB de CV	16,010	[a]	6,601
			459,876
Philippines - .8%
Aboitiz Equity Ventures, Inc.	38,850		34,527
Ayala Land, Inc.	45,600		22,263
International Container Terminal Services, Inc.	119,240		468,455
Metro Pacific Investments Corp.	25,000		1,694
SM Prime Holdings, Inc.	34,900	[a]	21,085
			548,024
Poland - .2%
Dino Polska SA	93	[a,b]	8,428
KGHM Polska Miedz SA	1,445	[a]	41,194
Polski Koncern Naftowy Orlen SA	1,159	[a]	15,690
Powszechna Kasa Oszczednosci Bank Polski SA	8,125	[a]	53,894
			119,206

Description	Shares		Value ($)
Common Stocks - 66.1% (continued)
Qatar - .2%
The Commercial Bank PSQC	65,703		104,893
Russia - .0%
Lukoil PJSC, ADR	12,332	[a,d]	0
MMC Norilsk Nickel PJSC, ADR	11,431	[a,d]	0
Sberbank of Russia PJSC, ADR	81,133	[a,d]	0
Sistema PJSFC, GDR	3,646	[a,d]	0
Tatneft PJSC, ADR	6,912	[a,d]	0
X5 Retail Group NV, GDR	16,162	[a,d]	0
Saudi Arabia - 1.2%
Al Rajhi Bank	15,727		309,111
SABIC Agri-Nutrients Co.	5,676		192,943
Sahara International Petrochemical Co.	20,446		207,254
Saudi Basic Industries Corp.	2,595		62,629
Saudi Tadawul Group Holding Co.	624	[a]	24,071
The Savola Group	1,098	[a]	8,189
			804,197
South Africa - 2.9%
Absa Group Ltd.	12,379		126,610
Anglo American Platinum Ltd.	837		44,979
Growthpoint Properties Ltd.	8,192		5,997
Impala Platinum Holdings Ltd.	24,297	[c]	223,479
Investec Ltd.	21,853		120,452
Kumba Iron Ore Ltd.	2,751		69,611
Mr Price Group Ltd.	1,548		12,543
MTN Group Ltd.	88,484		632,271
MultiChoice Group Ltd.	25,176	[a]	174,414
Naspers Ltd., Cl. N	222		40,881
Ninety One Ltd.	6,073		13,830
Redefine Properties Ltd.	9,771		2,002
Resilient REIT Ltd.	1,109		2,906
Sibanye Stillwater Ltd.	243,624		502,081
			1,972,056
South Korea - 8.1%
BGF Retail Co. Ltd.	1,252		174,986
Celltrion, Inc.	792		91,715
DB Insurance Co. Ltd.	7,437		428,164
Doosan Bobcat, Inc.	5,137		173,441
Fila Holdings Corp.	1,798		50,640
Hana Financial Group, Inc.	3,652		114,839
Hyundai Mobis Co. Ltd.	3,753		626,054
Hyundai Steel Co.	7,070		189,320
Industrial Bank of Korea	32,408		252,526
KakaoBank Corp.	4,735		89,124

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 66.1% (continued)
South Korea - 8.1% (continued)
Kia Motors Corp.	23,257		1,456,720
KT&G Corp.	1,751		112,980
Mirae Asset Securities Co. Ltd.	21,681		108,189
NAVER Corp.	37		5,824
NCSoft Corp.	110		31,635
Pan Ocean Co. Ltd.	6,694		30,076
POSCO Future M Co. Ltd.	117		24,711
POSCO Holdings, Inc.	1,615		460,430
POSCO International Corp.	487		8,396
Samsung Biologics Co. Ltd.	118	[a,b]	71,743
Samsung Electronics Co. Ltd.	17,190		852,423
Samsung Securities Co. Ltd.	4,954		121,327
Seegene, Inc.	1,290		24,687
Shinhan Financial Group Co. Ltd.	3,068		83,539
			5,583,489
Taiwan - 13.3%
Acer, Inc.	158,000		146,545
ASE Technology Holding Co. Ltd.	31,000	[a]	114,716
Asustek Computer, Inc.	10,000	[a]	89,890
AUO Corp.	29,000	[a]	17,650
Catcher Technology Co. Ltd.	32,000	[a]	199,810
Chailease Holding Co. Ltd.	107,413	[a]	794,732
China Development Financial Holding Corp.	541,000	[a]	223,919
Evergreen Marine Corp. Ltd.	14,800	[a]	77,569
Hotai Motor Co. Ltd.	7,000	[a]	148,247
International Games System Co. Ltd.	19,000	[a]	358,627
Largan Precision Co. Ltd.	8,000		575,195
Makalot Industrial Co. Ltd.	36,000		256,359
MediaTek, Inc.	10,000	[a]	261,036
Micro-Star International Co. Ltd.	29,000	[a]	137,975
Novatek Microelectronics Corp.	37,000	[a]	526,475
Realtek Semiconductor Corp.	21,000	[a]	269,919
Taiwan Semiconductor Manufacturing Co. Ltd.	230,600		4,085,280
United Microelectronics Corp.	266,000	[a]	466,547
Wiwynn Corp.	10,000	[a]	371,767
Yang Ming Marine Transport Corp.	35,000	[a]	74,337
			9,196,595
Thailand - .6%
Advanced Info Service PCL, NVDR	18,100		112,289
PTT Exploration & Production PCL, NVDR	11,900		52,569
SCB X PCL	44,700		134,308

Description		Shares		Value ($)
Common Stocks - 66.1% (continued)
Thailand - .6% (continued)
Thai Union Group PCL, NVDR		288,200		119,084
				418,250
Turkey - 1.2%
BIM Birlesik Magazalar AS		47,934		370,582
Emlak Konut Gayrimenkul Yatirim Ortakligi AS		6,956		2,235
Eregli Demir ve Celik Fabrikalari TAS		20,591	[a]	37,873
Haci Omer Sabanci Holding AS		60,291		123,911
KOC Holding AS		32,306		128,313
Turkcell Iletisim Hizmetleri AS		81,524	[a]	135,379
				798,293
United Arab Emirates - .3%
Dubai Islamic Bank PJSC		5,809		8,293
Emaar Properties PJSC		56,328	[a]	85,940
First Abu Dhabi Bank PJSC		40,282		141,458
				235,691
Total Common Stocks (cost $41,053,460)				45,652,001
	Preferred Dividend Yield (%)
Preferred Stocks - 1.2%
Brazil - .7%
Cia Energetica de Minas Gerais	11.57	23,200		52,502
Itau Unibanco Holding SA	4.88	34,600		169,640
Itausa SA	5.31	156,390		253,633
				475,775
Chile - .2%
Sociedad Quimica y Minera de Chile SA, Cl. B	10.32	1,506		120,876
South Korea - .3%
Samsung Electronics Co. Ltd.	1.95	5,834		243,618
Total Preferred Stocks (cost $771,525)				840,269
	1-Day Yield (%)
Investment Companies - 32.5%
Registered Investment Companies - 32.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y (cost $14,089,738)		1,138,738	[e]	22,444,535

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $241,200)	4.89	241,200	[e]	241,200
Total Investments (cost $56,155,923)		100.1%		69,178,005
Liabilities, Less Cash and Receivables		(.1%)		(103,558)
Net Assets		100.0%		69,074,447

ADR—American Depository Receipt

BDR—Brazilian Depository Receipt

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $1,711,974 or 2.48% of net assets.

c Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $274,696 and the value of the collateral was $296,528, consisting of cash collateral of $241,200 and U.S. Government & Agency securities valued at $55,328. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at March 31, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	32.8
Banks	8.7
Semiconductors & Semiconductor Equipment	8.3
Media & Entertainment	5.1
Materials	4.6
Technology Hardware & Equipment	4.4
Automobiles & Components	3.9
Energy	3.6
Financial Services	3.4
Pharmaceuticals Biotechnology & Life Sciences	3.0
Consumer Discretionary Distrib	2.9
Telecommunication Services	2.8
Software & Services	2.6
Insurance	2.5
Consumer Services	2.5
Food, Beverage & Tobacco	1.9
Utilities	1.8
Capital Goods	1.6
Transportation	1.0
Consumer Staples Distribution	1.0
Consumer Durables & Apparel	.8
Real Estate Management & Devel	.5
Health Care Equipment & Services	.4
Equity Real Estate Investment	.0
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies - 32.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y - 32.5%	33,268,527	785,600	(15,567,547)	4,986,173
Investment of Cash Collateral for Securities Loaned - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - ..3%	819,691	2,983,303	(3,561,794)	-
Total - 32.8%	34,088,218	3,768,903	(19,129,341)	4,986,173

Description	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 32.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y - 32.5%	(1,028,218)	22,444,535	100,943
Investment of Cash Collateral for Securities Loaned - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - ..3%	-	241,200	280	††
Total - 32.8%	(1,028,218)	22,685,735	101,223

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $274,696)—Note 1(c):
Unaffiliated issuers	41,824,985	46,492,270
Affiliated issuers	14,330,938	22,685,735
Cash		243,739
Cash denominated in foreign currency	459,711	418,550
Dividends and securities lending income receivable		277,227
Receivable for investment securities sold		240,588
Tax reclaim receivable—Note 1(b)		6,988
Prepaid expenses		52,418
		70,417,515
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		318,617
Payable for shares of Beneficial Interest redeemed		657,261
Liability for securities on loan—Note 1(c)		241,200
Foreign capital gains tax payable—Note 1(b)		63,588
Interest payable—Note 2		4,760
Trustees’ fees and expenses payable		927
Other accrued expenses		56,715
		1,343,068
Net Assets ($)		69,074,447
Composition of Net Assets ($):
Paid-in capital		59,959,262
Total distributable earnings (loss)		9,115,185
Net Assets ($)		69,074,447

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	302,959	10,114	5,229,363	63,532,011
Shares Outstanding	12,818	460.19	223,350	2,710,326
Net Asset Value Per Share ($)	23.64	21.98	23.41	23.44

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $135,135 foreign taxes withheld at source):
Unaffiliated issuers	1,027,363
Affiliated issuers	100,943
Interest	7,591
Income from securities lending—Note 1(c)	280
Total Income	1,136,177
Expenses:
Management fee—Note 3(a)	349,683
Custodian fees—Note 3(c)	176,832
Professional fees	81,239
Administration fee—Note 3(a)	31,707
Registration fees	31,541
Chief Compliance Officer fees—Note 3(c)	9,332
Trustees’ fees and expenses—Note 3(d)	5,673
Prospectus and shareholders’ reports	5,346
Interest expense—Note 2	4,760
Shareholder servicing costs—Note 3(c)	4,457
Loan commitment fees—Note 2	1,196
Distribution fees—Note 3(b)	37
Miscellaneous	9,682
Total Expenses	711,485
Less—reduction in expenses due to undertaking—Note 3(a)	(84,380)
Less—reduction in fees due to earnings credits—Note 3(c)	(455)
Net Expenses	626,650
Net Investment Income	509,527
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	145,241
Affiliated issuers	4,986,173
Net realized gain (loss) on forward foreign currency exchange contracts	(848)
Net Realized Gain (Loss)	5,130,566
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	9,553,073
Affiliated issuers	(1,028,218)
Net Change in Unrealized Appreciation (Depreciation)	8,524,855
Net Realized and Unrealized Gain (Loss) on Investments	13,655,421
Net Increase in Net Assets Resulting from Operations	14,164,948

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment income	509,527	3,682,432
Net realized gain (loss) on investments	5,130,566	6,005,108
Net change in unrealized appreciation (depreciation) on investments	8,524,855	(61,306,694)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,164,948	(51,619,154)
Distributions ($):
Distributions to shareholders:
Class A	(14,823)	(4,887)
Class C	(392)	(11)
Class I	(264,619)	(93,202)
Class Y	(4,270,251)	(2,702,243)
Total Distributions	(4,550,085)	(2,800,343)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,320,793	64,056
Class I	3,315,773	8,515,195
Class Y	1,063,084	19,736,986
Distributions reinvested:
Class A	14,823	3,933
Class I	219,833	83,002
Class Y	611,171	433,124
Cost of shares redeemed:
Class A	(1,433,290)	(98,080)
Class I	(4,288,804)	(7,022,595)
Class Y	(40,685,015)	(63,863,437)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(39,861,632)	(42,147,816)
Total Increase (Decrease) in Net Assets	(30,246,769)	(96,567,313)
Net Assets ($):
Beginning of Period	99,321,216	195,888,529
End of Period	69,074,447	99,321,216

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Capital Share Transactions (Shares):
Class A
Shares sold	55,064	2,205
Shares issued for distributions reinvested	662	131
Shares redeemed	(58,545)	(3,455)
Net Increase (Decrease) in Shares Outstanding	(2,819)	(1,119)
Class Ia
Shares sold	146,469	320,313
Shares issued for distributions reinvested	9,916	2,795
Shares redeemed	(189,587)	(272,739)
Net Increase (Decrease) in Shares Outstanding	(33,202)	50,369
Class Ya
Shares sold	47,445	700,003
Shares issued for distributions reinvested	27,530	14,574
Shares redeemed	(1,788,437)	(2,512,723)
Net Increase (Decrease) in Shares Outstanding	(1,713,462)	(1,798,146)

[a]

During the period ended March 31, 2023, 56,864 Class Y shares representing $1,295,146 were exchanged for 56,927 Class I shares and during the period ended September 30, 2022, 168,493 Class Y shares representing $4,643,791 were exchanged for 168,673 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2023		Year Ended September 30,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.28	30.55	25.72	22.25	22.69	24.18
Investment Operations:
Net investment income[a]	.05	.49	.26	.21	.13	.19
Net realized and unrealized gain (loss) on investments	3.33	(9.48)	4.66	3.59	(.55)	(1.50)
Total from Investment Operations	3.38	(8.99)	4.92	3.80	(.42)	(1.31)
Distributions:
Dividends from net investment income	(1.02)	(.28)	(.09)	(.33)	(.02)	(.18)
Net asset value, end of period	23.64	21.28	30.55	25.72	22.25	22.69
Total Return (%)[b]	16.13[c]	(29.69)	19.15	17.12	(1.87)	(5.50)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.13[e]	1.70	1.59	1.62	1.51	1.26
Ratio of net expenses to average net assets[d]	1.56[e]	1.55	1.55	1.55	1.51	1.26
Ratio of net investment income to average net assets[d]	.38[e]	1.81	.81	.89	.60	.77
Portfolio Turnover Rate	26.90[c]	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	303	333	512	331	312	479

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Not annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2023		Year Ended September 30,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.77	28.36	23.99	20.81	21.37	22.85
Investment Operations:
Net investment income (loss)[a]	.01	.28	(.03)	.03	.04	(.11)
Net realized and unrealized gain (loss) on investments	3.05	(8.85)	4.40	3.35	(.60)	(1.37)
Total from Investment Operations	3.06	(8.57)	4.37	3.38	(.56)	(1.48)
Distributions:
Dividends from net investment income	(.85)	(.02)	-	(.20)	-	-
Net asset value, end of period	21.98	19.77	28.36	23.99	20.81	21.37
Total Return (%)[b]	15.71[c]	(30.23)	18.26	16.21	(2.62)	(6.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.67[e]	2.35	2.49	2.51	2.27	2.59
Ratio of net expenses to average net assets[d]	2.31[e]	2.30	2.30	2.30	2.27	2.26
Ratio of net investment income (loss) to average net assets[d]	.09[e]	1.10	(.13)	.15	.21	(.47)
Portfolio Turnover Rate	26.90[c]	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	10	9	13	28	25	29

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Not annualized.

See notes to financial statements.

Six Months Ended
March 31, 2023		Year Ended September 30,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.12	30.35	25.52	22.11	22.66	24.13
Investment Operations:
Net investment income[a]	.12	.64	.38	.36	.33	.32
Net realized and unrealized gain (loss) on investments	3.26	(9.45)	4.62	3.54	(.64)	(1.52)
Total from Investment Operations	3.38	(8.81)	5.00	3.90	(.31)	(1.20)
Distributions:
Dividends from net investment income	(1.09)	(.42)	(.17)	(.49)	(.24)	(.27)
Net asset value, end of period	23.41	21.12	30.35	25.52	22.11	22.66
Total Return (%)	16.32[b]	(29.43)	19.65	17.71	(1.26)	(5.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.57[d]	1.19	1.14	1.01	.90	.89
Ratio of net expenses to average net assets[c]	1.31[d]	1.19	1.14	1.01	.90	.89
Ratio of net investment income to average net assets[c]	1.08[d]	2.38	1.21	1.53	1.49	1.26
Portfolio Turnover Rate	26.90[b]	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	5,229	5,419	6,258	3,403	3,916	4,700

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Not annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2023		Year Ended September 30,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.15	30.39	25.55	22.14	22.69	24.16
Investment Operations:
Net investment income[a]	.12	.61	.38	.39	.35	.31
Net realized and unrealized gain (loss) on investments	3.26	(9.41)	4.64	3.53	(.63)	(1.50)
Total from Investment Operations	3.38	(8.80)	5.02	3.92	.28	1.19
Distributions:
Dividends from net investment income	(1.09)	(.44)	(.18)	(.51)	(.27)	(.28)
Net asset value, end of period	23.44	21.15	30.39	25.55	22.14	22.69
Total Return (%)	16.29[b]	(29.38)	19.68	17.84	(1.15)	(5.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.48[d]	1.11	1.08	.91	.82	.80
Ratio of net expenses to average net assets[c]	1.31[d]	1.11	1.08	.91	.82	.80
Ratio of net investment income to average net assets[c]	1.07[d]	2.23	1.22	1.71	1.59	1.24
Portfolio Turnover Rate	26.90[b]	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	63,532	93,560	189,106	167,057	205,052	225,899

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser of a portion of the fund’s assets.

Effective March 31, 2023, the Sub-Adviser entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of March 31, 2023, had approximately $48.7 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of March 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	6,508,433	39,143,568	††	0	45,652,001
Equity Securities - Preferred Stocks	596,651	243,618	††	-	840,269
Investment Companies	22,685,735	-		-	22,685,735

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities – Common Stocks ($)
Balance as of 9/30/2022†	1,779
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,779)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 3/31/2023†	0
The amount of total net gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2023	(1,779)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2023, BNY Mellon earned $38 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk.: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $6,550,888 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. These short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: ordinary income $2,800,343. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2023 was approximately $164,286 with a related weighted average annualized rate of 5.81%.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay a management fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore, the fund’s management fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2022 through February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after February 1, 2024, the Adviser, Inc. may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $84,380 during the period ended March 31, 2023.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration

Agreement, the fund was charged $31,707 during the period ended March 31, 2023.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2023, Class C shares were charged $37 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2023, Class A and Class C shares were charged $520 and $12, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $1,988 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $455.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2023, the fund was charged $176,832 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $9,332 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $51,904 administration fee of $4,661, Distribution Plan fees of $6, Shareholder Services Plan fees of $73, Custodian fees of $291,700, Chief Compliance Officer fees of $4,625 and Transfer Agency fees of $728, which are offset against an expense reimbursement currently in effect in the amount of $35,080.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended March 31, 2023, amounted to $24,782,683 and $68,452,093, respectively.

At March 31, 2023, accumulated net unrealized appreciation on investments was $13,022,082, consisting of $18,536,891 gross unrealized appreciation and $5,514,809 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Liquidation:

The Board has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the fund, a series of the Trust, effective on May 12, 2023 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of fund management, the fund’s portfolio securities will be sold and shares held of underlying funds will be redeemed, and the fund may cease to pursue its investment objective and policies. The liquidation of the fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on April 11, 2023 (the “Closing Date”), the fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the fund is established as an investment option under the plans before the Closing Date. The fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after May 2, 2023. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, “BNYM Adviser Retirement Plans”) pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after May 2, 2023.

Effective on the Closing Date, the front-end sales load applicable to purchases of the fund’s Class A shares will be waived on investments made in the fund’s Class A shares. In addition, as of that date, the CDSC applicable to redemptions of Class C shares and Class A shares of the fund will be waived on any redemption of such fund shares.

To the extent subsequent investments are made in the fund on or after the Closing Date, the fund’s distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase. Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management (“DGCM”). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional emerging markets funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board noted that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investments strategies were different than the strategies currently in place. The Board noted that different investments strategies may lead to different performance results and that the fund’s performance for periods prior to January 31, 2014 reflects the investment strategies in effect during those periods.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for each of the three- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses (including “acquired fund fees and expenses”) were higher than the Expense Group median and the Expense Universe median total expenses. The Board noted that no other fund in the Expense Group had acquired fund fees and expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30% of the fund’s average daily net assets. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 6-7, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

This page intentionally left blank.

For More Information

BNY Mellon Diversified Emerging Markets Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
ew York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, England

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6919SA0323

BNY Mellon International Equity Fund

SEMI-ANNUAL REPORT March 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreements	30

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by portfolio manager Paul Markham of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon International Equity Fund (the “fund”) produced a total return of 23.96% for Class A shares, 23.46% for Class C shares, 24.12% for Class I shares and 24.12% for Class Y shares.1,2 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of 27.27% for the same period.3

International equity markets gained significant ground on broad economic growth and signs that inflation was coming under control. The fund underperformed the Index, primarily due to disappointing stock selections in several sectors, most prominently industrials.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“Newton”), the fund’s sub-adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

International Equities Rebound on Positive Macroeconomic Trends

In the wake of sharp declines during the prior year related to the pandemic, the war in Ukraine and rising inflation, international equity markets rebounded strongly during the reporting period. In early October, evidence of decelerating price growth in the U.S. ISM (Institute for Supply Management) manufacturing report raised hopes that inflation had peaked, ensuring risk assets got off to a flying start. Further positive momentum was injected the following month, when U.S. consumer price inflation came in lower than expected. Stocks maintained their upward trajectory despite a steadfastly hawkish rhetoric and actions from central bankers, including a surprising move by the Bank of Japan, previously an outlier

2

in the process of monetary tightening, to raise the cap on the country’s long-term interest rates. Elsewhere, China eased its draconian COVID-19 policies.

Positive trends continued in early 2023, with risk-on sentiment predominating in January. However, as the quarter progressed, several issues took a toll on sentiment. January’s U.S. inflation prints came in ahead of expectations, while headline employment data was also very robust. This prompted the U.S. Federal Reserve to underscore its hawkish stance, and, in turn, put pressure on risk assets. Another major challenge arose in early March, as signs of stress emerged in the U.S. banking sector, when two banks collapsed as a result of heavy losses on their government bond portfolios combined with massive deposit flight. This was soon followed by the enforced takeover of the ailing Credit Suisse by UBS under the auspices of the Swiss authorities. However, following rapid action by the U.S. authorities and major banks in support of the banking industry, equities regained their upward momentum during the final weeks of the period.

Stock Selection Undermines Relative Performance

Stock selection weighed on the fund’s performance relative to the Index in several sectors, most heavily in industrials. The fund’s relative positioning and individual stock selections in the consumer discretionary and consumer staples sectors detracted as well. Among significantly underperforming holdings, Swiss pharmaceutical and diagnostics company Roche Holding AG stood out as the company failed to gain much traction during the period with pandemic-related revenues set to fall away. A series of pipeline disappointments cast further doubts among investors regarding the firm’s research and development capabilities, a source of strength historically. In our view, Roche Holding AG remains a high-quality company, and we continue to see upside potential from a large number of recently launched products that stand to reaccelerate top-line growth. Another notable underperformer, East Japan Railway Co., continued to feel the impact of the pandemic as the company posted disappointing financial results for the third quarter of 2022. Finally, lack of exposure to Dutch semiconductor equipment maker ASLM, a large constituent of the Index, further weighted on relative returns as the stock rose sharply.

On the positive side, stock selection contributed positively to relative returns in the information technology sector, while a lack of exposure to real estate also proved beneficial in a rising rate environment. Among top holdings, shares in Japan-based semiconductor test equipment maker Advantest Corp. performed well as management noted strong visibility on earnings given a healthy order backlog. Despite a credit rating downgrade, shares in France-based global reinsurer SCOR SE rose in response to the company’s actions to increase its earnings resilience. News suggesting the company’s chairperson would be departing was also regarded favorably by the market, given the positive implications for corporate governance. South Korea-based battery manufacturing company Samsung SDI Co. Ltd. saw shares climb as the company was viewed as advantaged by certain aspects of the U.S. Inflation Reduction Act of 2022, relative to Chinese peers, Shares had been weak prior, owing to concerns regarding the macroeconomic backdrop and downstream battery demand for electric vehicles. However, the company’s financial results for the fourth quarter of 2022 generally met expectations. The fund used forward foreign-exchange hedges during the period to mitigate the effects of shifting currency valuations, although these were not in place as of the end of the period. The overall impact on performance was minimal.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Maintaining a Balanced Focus on Resilient Earnings Profiles

As the economy adjusts to the effects of higher bond yields, we see potential for increased pressure on liquidity and credit availability. We therefore expect international equity markets to exhibit volatility over the shorter term in an environment of higher yields. We continue to analyze the potential consequences of tighter money supply and changing central bank rate policy for the global economy, the impact of which we saw once again in March 2023 in the form of stress in the banking system. We remain vigilant of, and indeed anticipate, further ‘breakages’ this year as rates continue to rise.

Accordingly, supported by our multi-dimensional research process, we continue to place our focus on those companies that we believe have more resilient earnings profiles and attractive end-market outlooks. Overall, we retain a balanced approach in the fund.

As of the end of the period, the fund held its largest overweight sector position in financials. However, with confidence in the banking subsector having deteriorated over March, it is worth noting the fund maintains underweight exposure to that component. Although banks are, broadly speaking, in a stronger position than in the last major crisis, we believe recent events could reduce investor appetite to take on exposure. Rather, the fund’s overweight stance in financials focuses on the insurance subsector, particularly companies such as UK-based Prudential PLC and Hong Kong-based AIA Group Ltd., where the fund’s investments are grounded in thematic support, based on the premise that as populations become wealthier, they start to save for retirement and will buy more life insurance products. Many of these companies’ end markets are seeing significant demand growth with GDP per capita rising, thereby presenting, in our view, compelling investment opportunities.

April 17, 2023

1 BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (NIM) is the fund’s subadvisor. NIM’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. NIM’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.97	$10.14	$4.58	$4.58
Ending value (after expenses)	$1,239.60	$1,234.60	$1,241.20	$1,241.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.39	$9.15	$4.13	$4.13
Ending value (after expenses)	$1,019.60	$1,015.86	$1,020.84	$1,020.84
†

Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.7%
Australia - 1.5%
National Australia Bank Ltd.	332,936		6,180,621
Bermuda - 1.8%
Hiscox Ltd.	538,377		7,379,342
Brazil - 1.2%
B3 SA - Brasil Bolsa Balcao	1,286,156		2,621,312
XP, Inc., Cl. A	184,670	[a,b]	2,192,033
			4,813,345
China - 2.9%
Alibaba Group Holding Ltd.	312,196	[b]	3,970,418
Ping An Insurance Group Company of China Ltd., Cl. H	1,239,000		8,030,404
			12,000,822
Denmark - 1.3%
Chr. Hansen Holding A/S	41,303		3,134,533
Novozymes A/S, Cl. B	46,217		2,367,377
			5,501,910
France - 15.8%
Air Liquide SA	32,769		5,489,771
AXA SA	145,229		4,440,643
Compagnie de Saint-Gobain	78,243		4,454,977
Edenred	70,232		4,155,394
L'Oreal SA	15,635		6,995,130
LVMH SE	9,589		8,787,914
Publicis Groupe SA	53,768	[b]	4,200,660
Sanofi	110,899		12,077,140
SCOR SE	295,002		6,707,259
Vinci SA	72,463		8,315,095
			65,623,983
Germany - 4.9%
Bayer AG	63,424		4,039,858
Deutsche Boerse AG	46,249		9,001,050
SAP SE	58,143		7,314,227
			20,355,135
Hong Kong - 2.2%
AIA Group Ltd.	850,512		8,936,654
India - 1.6%
Housing Development Finance Corp. Ltd.	206,778	[b]	6,625,616
Ireland - 1.1%
CRH PLC	87,001		4,396,872
Japan - 16.5%
Advantest Corp.	90,900		8,421,943

6

Description	Shares		Value ($)
Common Stocks - 96.7% (continued)
Japan - 16.5% (continued)
East Japan Railway Co.	109,800		6,071,984
Ebara Corp.	135,400		6,299,063
Pan Pacific International Holdings Corp.	249,700		4,832,083
Recruit Holdings Co. Ltd.	148,413		4,113,651
Sony Group Corp.	89,800		8,164,097
Sugi Holdings Co.	133,600		5,746,298
TechnoPro Holdings, Inc.	441,200		12,228,178
Topcon Corp.	457,900		6,191,015
Toyota Industries Corp.	111,800		6,225,684
			68,293,996
Netherlands - 2.8%
ING Groep NV	346,700		4,124,716
Universal Music Group NV	294,716		7,450,133
			11,574,849
Norway - 1.1%
TOMRA Systems ASA	272,025		4,596,547
South Korea - 2.0%
Samsung SDI Co. Ltd.	14,862		8,470,468
Spain - 1.0%
Amadeus IT Group SA	63,547	[b]	4,254,895
Sweden - 1.0%
Swedbank AB, Cl. A	261,428		4,290,404
Switzerland - 12.8%
Alcon, Inc.	75,772		5,376,126
Lonza Group AG	10,941		6,580,630
Nestle SA	108,254		13,215,303
Novartis AG	76,420		7,015,729
Roche Holding AG	44,935		12,859,830
Zurich Insurance Group AG	17,306		8,280,767
			53,328,385
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	44,660		4,154,273
United Kingdom - 23.6%
Anglo American PLC	162,119		5,365,737
Ashtead Group PLC	49,688		3,044,294
AstraZeneca PLC	91,664		12,722,977
BAE Systems PLC	588,032		7,128,720
Barclays PLC	4,310,620		7,782,921
Croda International PLC	62,233		4,998,792
Diageo PLC	249,822		11,149,658
National Grid PLC	500,264		6,790,406
Prudential PLC	699,721		9,569,594

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.7% (continued)
United Kingdom - 23.6% (continued)
RELX PLC		243,057		7,870,683
Shell PLC		533,368		15,273,370
SSE PLC		284,609		6,339,543
				98,036,695
United States - .6%
Linde PLC		7,168		2,518,225
Total Common Stocks (cost $319,678,616)				401,333,037
	Preferred Dividend Yield (%)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen AG (cost $11,717,606)	20.86	51,190		6,985,102
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,688,676)	4.89	8,688,676	[c]	8,688,676
Total Investments (cost $340,084,898)		100.5%		417,006,815
Liabilities, Less Cash and Receivables		(.5%)		(1,889,148)
Net Assets		100.0%		415,117,667

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $480,616 and the value of the collateral was $499,119, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

8

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.3
Insurance	12.9
Capital Goods	8.5
Commercial & Professional Services	6.9
Materials	6.8
Financial Services	5.9
Food, Beverage & Tobacco	5.9
Banks	5.4
Consumer Durables & Apparel	4.1
Energy	3.7
Technology Hardware & Equipment	3.5
Utilities	3.2
Semiconductors & Semiconductor Equipment	3.0
Media & Entertainment	2.8
Consumer Discretionary Distrib	2.1
Investment Companies	2.1
Software & Services	1.8
Household & Personal Products	1.7
Automobiles & Components	1.7
Transportation	1.5
Consumer Staples Distribution	1.4
Health Care Equipment & Services	1.3
Consumer Services	1.0
100.5

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.1%	196,010	89,561,150	(81,068,484)	8,688,676	95,023
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	7,633,627	(7,633,627)	-	1,006	††
Total - 2.1%	196,010	97,194,777	(88,702,111)	8,688,676	96,029

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $480,616)—Note 1(c):
Unaffiliated issuers	331,396,222	408,318,139
Affiliated issuers	8,688,676	8,688,676
Cash denominated in foreign currency	693,228	693,482
Receivable for investment securities sold		4,167,469
Tax reclaim receivable—Note 1(b)		2,402,626
Dividends and securities lending income receivable		977,494
Receivable for shares of Beneficial Interest subscribed		341,729
Prepaid expenses		47,410
		425,637,025
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		321,618
Payable for investment securities purchased		9,689,050
Payable for shares of Beneficial Interest redeemed		431,379
Trustees’ fees and expenses payable		6,040
Other accrued expenses		71,271
		10,519,358
Net Assets ($)		415,117,667
Composition of Net Assets ($):
Paid-in capital		336,699,405
Total distributable earnings (loss)		78,418,262
Net Assets ($)		415,117,667

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	9,234,175	683,457	105,937,696	299,262,339
Shares Outstanding	443,404	33,317	5,131,714	14,571,923
Net Asset Value Per Share ($)	20.83	20.51	20.64	20.54

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $362,342 foreign taxes withheld at source):
Unaffiliated issuers	4,367,213
Affiliated issuers	95,023
Income from securities lending—Note 1(c)	1,006
Total Income	4,463,242
Expenses:
Management fee—Note 3(a)	1,586,193
Professional fees	55,524
Shareholder servicing costs—Note 3(c)	54,837
Custodian fees—Note 3(c)	39,008
Registration fees	31,338
Trustees’ fees and expenses—Note 3(d)	26,861
Prospectus and shareholders’ reports	10,818
Chief Compliance Officer fees—Note 3(c)	8,500
Loan commitment fees—Note 2	5,240
Interest expense—Note 2	4,165
Distribution fees—Note 3(b)	2,614
Miscellaneous	15,966
Total Expenses	1,841,064
Less—reduction in expenses due to undertaking—Note 3(a)	(81,613)
Less—reduction in fees due to earnings credits—Note 3(c)	(741)
Net Expenses	1,758,710
Net Investment Income	2,704,532
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,995,925
Net realized gain (loss) on forward foreign currency exchange contracts	(2,857,222)
Net Realized Gain (Loss)	8,138,703
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	80,343,939
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	16,073
Net Change in Unrealized Appreciation (Depreciation)	80,360,012
Net Realized and Unrealized Gain (Loss) on Investments	88,498,715
Net Increase in Net Assets Resulting from Operations	91,203,247

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment income	2,704,532	7,866,385
Net realized gain (loss) on investments	8,138,703	30,996,019
Net change in unrealized appreciation (depreciation) on investments	80,360,012	(223,790,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	91,203,247	(184,928,226)
Distributions ($):
Distributions to shareholders:
Class A	(323,257)	(463,037)
Class C	(15,019)	(28,314)
Class I	(3,690,294)	(5,371,005)
Class Y	(11,286,552)	(17,109,647)
Total Distributions	(15,315,122)	(22,972,003)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	580,454	10,417,534
Class C	35,262	39,488
Class I	8,892,291	29,403,414
Class Y	9,758,291	44,837,236
Distributions reinvested:
Class A	320,514	457,203
Class C	15,019	27,428
Class I	3,527,673	5,130,777
Class Y	5,431,866	6,511,272
Cost of shares redeemed:
Class A	(2,293,544)	(6,911,544)
Class C	(163,444)	(374,774)
Class I	(25,675,858)	(52,531,717)
Class Y	(71,233,941)	(134,157,947)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(70,805,417)	(97,151,630)
Total Increase (Decrease) in Net Assets	5,082,708	(305,051,859)
Net Assets ($):
Beginning of Period	410,034,959	715,086,818
End of Period	415,117,667	410,034,959

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	29,338	426,916
Shares issued for distributions reinvested	16,253	18,570
Shares redeemed	(116,569)	(296,266)
Net Increase (Decrease) in Shares Outstanding	(70,978)	149,220
Class C
Shares sold	1,957	1,883
Shares issued for distributions reinvested	772	1,132
Shares redeemed	(8,344)	(16,742)
Net Increase (Decrease) in Shares Outstanding	(5,615)	(13,727)
Class Ia
Shares sold	443,903	1,312,107
Shares issued for distributions reinvested	180,629	210,192
Shares redeemed	(1,321,502)	(2,408,570)
Net Increase (Decrease) in Shares Outstanding	(696,970)	(886,271)
Class Ya
Shares sold	484,868	2,118,295
Shares issued for distributions reinvested	279,561	268,064
Shares redeemed	(3,672,148)	(6,274,899)
Net Increase (Decrease) in Shares Outstanding	(2,907,719)	(3,888,540)

[a]

During the period ended March 31, 2023, 105,322 Class Y shares representing $2,035,319 were exchanged for 104,791 Class I shares. During the period ended September 30, 2022, 466,158 Class Y shares representing $10,153,051 were exchanged for 463,844 Class I shares, and 1,394 Class Y shares representing $34,602 were exchanged for 1,375 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.36	25.37	21.07	20.28	21.97	21.55
Investment Operations:
Net investment income[a]	.10	.25	.23	.16	.33	.32
Net realized and unrealized gain (loss) on investments	4.03	(7.46)	4.39	1.13	(1.66)	.34
Total from Investment Operations	4.13	(7.21)	4.62	1.29	(1.33)	.66
Distributions:
Dividends from net investment income	(.35)	(.80)	(.32)	(.50)	(.36)	(.24)
Dividends from net realized gain on investments	(.31)	-	-	-	-	-
Total Distributions	(.66)	(.80)	(.32)	(.50)	(.36)	(.24)
Net asset value, end of period	20.83	17.36	25.37	21.07	20.28	21.97
Total Return (%)[b]	23.96[c]	(29.34)	22.00	6.31	(5.89)	3.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d]	1.16	1.17	1.19	1.18	1.14
Ratio of net expenses to average net assets	1.07[d]	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets	1.04[d]	1.08	.93	.78	1.66	1.45
Portfolio Turnover Rate	20.96[c]	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	9,234	8,928	9,263	6,329	5,743	5,697

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.98	24.77	20.57	19.78	21.38	21.04
Investment Operations:
Net investment income[a]	.03	.06	.03	.00[b]	.17	.15
Net realized and unrealized gain (loss) on investments	3.94	(7.29)	4.29	1.10	(1.59)	.33
Total from Investment Operations	3.97	(7.23)	4.32	1.10	(1.42)	.48
Distributions:
Dividends from net investment income	(.13)	(.56)	(.12)	(.31)	(.18)	(.14)
Dividends from net realized gain on investments	(.31)	-	-	-	-	-
Total Distributions	(.44)	(.56)	(.12)	(.31)	(.18)	(.14)
Net asset value, end of period	20.51	16.98	24.77	20.57	19.78	21.38
Total Return (%)[c]	23.46[d]	(29.88)	21.11	5.47	(6.55)	2.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06[e]	1.98	1.95	1.96	1.93	1.90
Ratio of net expenses to average net assets	1.82[e]	1.82	1.82	1.82	1.82	1.82
Ratio of net investment income to average net assets	.27[e]	.26	.14	.00[f]	.89	.68
Portfolio Turnover Rate	20.96[d]	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	683	661	1,304	1,337	1,696	2,217

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount represents less than .01%.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.24	25.18	20.90	20.12	21.79	21.38
Investment Operations:
Net investment income[a]	.13	.30	.28	.20	.36	.42
Net realized and unrealized gain (loss) on investments	3.99	(7.40)	4.36	1.13	(1.62)	.29
Total from Investment Operations	4.12	(7.10)	4.64	1.33	(1.26)	.71
Distributions:
Dividends from net investment income	(.41)	(.84)	(.36)	(.55)	(.41)	(.30)
Dividends from net realized gain on investments	(.31)	-	-	-	-	-
Total Distributions	(.72)	(.84)	(.36)	(.55)	(.41)	(.30)
Net asset value, end of period	20.64	17.24	25.18	20.90	20.12	21.79
Total Return (%)	24.12[b]	(29.19)	22.32	6.53	(5.62)	3.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.89	.88	.88	.86	.87
Ratio of net expenses to average net assets	.82[c]	.82	.82	.82	.82	.82
Ratio of net investment income to average net assets	1.30[c]	1.34	1.14	1.02	1.84	1.97
Portfolio Turnover Rate	20.96[b]	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	105,938	100,515	169,071	177,360	214,538	292,092

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.16	25.06	20.81	20.03	21.70	21.29
Investment Operations:
Net investment income[a]	.13	.29	.28	.20	.37	.36
Net realized and unrealized gain (loss) on investments	3.97	(7.35)	4.33	1.13	(1.63)	.35
Total from Investment Operations	4.10	(7.06)	4.61	1.33	(1.26)	.71
Distributions:
Dividends from net investment income	(.41)	(.84)	(.36)	(.55)	(.41)	(.30)
Dividends from net realized gain on investments	(.31)	-	-	-	-	-
Total Distributions	(.72)	(.84)	(.36)	(.55)	(.41)	(.30)
Net asset value, end of period	20.54	17.16	25.06	20.81	20.03	21.70
Total Return (%)	24.12[b]	(29.17)	22.29	6.58	(5.63)	3.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[c]	.82	.82	.82	.80	.80
Ratio of net expenses to average net assets	.82[c]	.82	.82	.82	.80	.80
Ratio of net investment income to average net assets	1.28[c]	1.32	1.15	1.00	1.88	1.64
Portfolio Turnover Rate	20.96[b]	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	299,262	299,931	535,448	486,727	849,188	1,068,449

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. As of March 31, 2023, NIMNA had approximately $53 billion in assets under management. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

20

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	8,967,618	392,365,419	††	-	401,333,037
Equity Securities - Preferred Stocks	-	6,985,102	††	-	6,985,102
Investment Companies	8,688,676	-		-	8,688,676

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

22

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2023, BNY Mellon earned $137 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2023, BNY Mellon Diversified International Fund, an affiliate of the fund, held 2,932,673 Class Y shares representing approximately 14.5% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets,

24

lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: ordinary income $22,972,003. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2023 was approximately $206,044 with a related weighted average annualized interest rate of 4.05%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2022 through February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $81,613 during the period ended March 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended March 31, 2023, the Distributor retained $29 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2023, Class C shares were charged $2,614 pursuant to the Distribution Plan.

26

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2023, Class A and Class C shares were charged $11,879 and $871, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $3,097 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $741.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended March 31, 2023, the fund was charged $39,008 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $8,500 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $259,917, Distribution Plan fees of $423, Shareholder Services Plan fees of $2,062, Custodian fee of $67,500, Chief Compliance Officer fees of $4,209 and Transfer Agent fees of $1,058, which are offset against an expense reimbursement currently in effect in the amount of $13,551.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended March 31, 2023, amounted to $86,743,407 and $169,626,610, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund

Each type of derivative instrument that was held by the fund during the period ended March 31, 2023 is discussed below.

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Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2023, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2023:

Average Market Value ($)
Forward contracts	53,707,108

At March 31, 2023, accumulated net unrealized appreciation on investments contracts was $76,921,917, consisting of $95,733,259 gross unrealized appreciation and $18,811,342 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

30

group of institutional international multi-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above or equal to the Performance Group median for all periods, except for the five-and ten-year periods when it was below the Performance Group median, and was above the Performance Universe median for all periods, except for the four-, five- and ten-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have

32

realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 6-7, 2023, the Board also considered the approval of a delegation arrangement between NIM and its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which permits NIM, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIM and NIMNA, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIMNA to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIMNA as primary portfolio managers of the fund and to use the investment research services of NIMNA in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIMNA.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIMNA; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended,

34

and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the SSIA Agreement, the Board considered: (i) NIMNA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIMNA’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIMNA, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

36

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37

For More Information

BNY Mellon International Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Newton Investment Management
North America, LLC
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6916SA0323

BNY Mellon Small Cap Growth Fund

SEMI-ANNUAL REPORT March 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Information About the Renewal of the Fund’s Investment Advisory, Administration and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	26

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by John R. Porter, Todd Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon Small Cap Growth Fund (the “fund”) produced a total return of 5.34% for Class I shares and 5.36% for Class Y shares.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of 10.46% for the same period.2

Small-cap growth stocks gained ground during the period amid positive economic growth and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the information technology, consumer discretionary and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile during the reporting period, with hopes for continued economic growth countered by concerns regarding persistently high levels of inflation and the impact of interest-rate hikes from the U.S. Federal Reserve (the “Fed”) designed to curb inflation. In October 2022, as the period began, inflation averaged 7.7% on an annualized basis, down from the 9.1% peak set in June 2022 but well above the Fed target of 2%. The federal funds rate, set by the Fed, stood at a range of 3.00%–3.25%, up from near zero eight months earlier. During the reporting period, the Fed raised rates four more times, totaling an additional 1.75%, while inflation steadily eased to 5.0%. Although U.S. economic growth and

2

corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented and cyclical issues in the information technology, industrials and materials sectors.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. The reopening of the Chinese economy in the fourth quarter of 2022 after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. On the negative side, a small number of high-profile bank failures in the United States in the first quarter of 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing week of the period.

Information Technology, Consumer Discretionary and Energy Positions Detract

The fund’s information technology holdings detracted most significantly from performance relative to the Index. Semiconductor manufacturer Semtech Corp. underperformed many of its industry counterparts after announcing a disappointing outlook in early 2023. Shares in cloud platform services provider Calix, Inc. were hurt when the company provided conservative guidance. Communications equipment maker Lumentum Holdings, Inc. faced potential headwinds from a slowing economy. Cybersecurity software company Rapid7, Inc. lost substantial ground in late 2022 as investors sold off richly valued, growth-oriented shares. In the consumer discretionary sector, specialty retailers National Vision Holdings, Inc. and Warby Parker, Inc. fell victim to a variety of company-specific and macroeconomic headwinds that clouded future expectations. In energy, shares in wellhead equipment maker Cactus, Inc. trailed those of other equipment makers, while natural gas producer EQT Corp. was hurt by weak commodity prices.

Conversely, the fund’s relative performance benefited from strong individual stock selection in the consumer staples sector, led by robust returns from fragrance product producer Inter Parfums, Inc., which raised guidance while exhibiting strong business catalysts, growing licensing revenues, expanding market share, and a reasonable valuation, and pet food maker Freshpet, Inc., which reported better-than-expected sales and earnings while issuing conservative guidance. In communication services, shares in UK-based sports team Manchester United PLC rose on strong earnings, widespread brand recognition, a renewed focus on revenue generation and speculation regarding possible strategic alternatives for the company, while electronic ticketing company Eventbrite, Inc. benefited from a post-pandemic return to live events and the promotion of its self-service channel to enhance profitability.

Looking for Tactical Reallocation Opportunities

As of the end of the reporting period, market sentiment remains focused on uncertainties regarding the Fed’s response to inflation and the potential impact of rising interest rates on

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

economic growth. With markets frequently overreacting to short-term news, we stand ready to respond quickly to valuation swings, trimming shares that appear unsustainably high and capturing opportunities in undervalued stocks. At the same time, we have taken a slightly more conservative approach to the fund’s allocation profile, increasing exposure to defensive positions in health care and reducing positions in information technology stocks that could prove vulnerable to an economic slowdown. As of March 31, 2023, the fund held its largest overweight position in the health care, consumer staples and consumer discretionary sectors. Conversely, the fund held significantly underweight exposure to industrials, with holdings focused primarily on companies leveraged to the ongoing transition to clean energy and other areas of compelling growth, followed by financials, materials and information technology.

April 17, 2023

1  Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class I	Class Y
Expenses paid per $1,000†	$5.12	$5.12
Ending value (after expenses)	$1,053.40	$1,053.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class I	Class Y
Expenses paid per $1,000†	$5.04	$5.04
Ending value (after expenses)	$1,019.95	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 91.0%
Capital Goods - 12.1%
AerCap Holdings NV	3,667	[a]	206,195
Armstrong World Industries, Inc.	4,049		288,451
Construction Partners, Inc., Cl. A	27,785	[a]	748,528
Curtiss-Wright Corp.	1,946		343,002
Energy Recovery, Inc.	10,623	[a]	244,860
Fluor Corp.	10,031	[a]	310,058
Mercury Systems, Inc.	8,294	[a]	423,989
SiteOne Landscape Supply, Inc.	2,238	[a]	306,315
The AZEK Company, Inc.	8,123	[a]	191,215
			3,062,613
Commercial & Professional Services - 2.8%
CACI International, Inc., Cl. A	2,082	[a]	616,855
Li-Cycle Holdings Corp.	17,353	[a,b]	97,697
			714,552
Consumer Discretionary Distribution - 6.4%
Farfetch Ltd., Cl. A	48,061	[a]	235,979
Leslie's, Inc.	10,054	[a]	110,694
National Vision Holdings, Inc.	9,334	[a]	175,853
Ollie's Bargain Outlet Holdings, Inc.	12,715	[a]	736,707
RH	414	[a]	100,830
Warby Parker, Inc., Cl. A	23,410	[a,b]	247,912
			1,607,975
Consumer Durables & Apparel - 2.3%
Peloton Interactive, Inc., Cl. A	37,784	[a]	428,471
Topgolf Callaway Brands Corp.	7,327	[a]	158,410
			586,881
Consumer Services - 4.9%
European Wax Center, Inc., Cl. A	11,201	[a,b]	212,819
Genius Sports Ltd.	34,463	[a]	171,626
Planet Fitness, Inc., Cl. A	11,068	[a]	859,652
			1,244,097
Consumer Staples Distribution - 2.6%
Grocery Outlet Holding Corp.	22,868	[a]	646,250
Energy - 7.3%
Cactus, Inc., Cl. A	16,233		669,287
EQT Corp.	23,004		734,058
PBF Energy, Inc., Cl. A	10,350		448,776
			1,852,121
Equity Real Estate Investment - .6%
Physicians Realty Trust	9,538	[c]	142,402

6

Description	Shares		Value ($)
Common Stocks - 91.0% (continued)
Financial Services - 1.3%
AvidXchange Holdings, Inc.	35,111	[a]	273,866
Flywire Corp.	1,091	[a]	32,032
MarketWise, Inc.	18,523	[a]	34,268
			340,166
Food, Beverage & Tobacco - 2.5%
Freshpet, Inc.	9,375	[a,b]	620,531
Health Care Equipment & Services - 11.4%
AtriCure, Inc.	6,085	[a]	252,223
Evolent Health, Inc., Cl. A	14,476	[a]	469,746
Figs, Inc., Cl. A	20,431	[a,b]	126,468
Inspire Medical Systems, Inc.	983	[a]	230,091
iRhythm Technologies, Inc.	2,683	[a]	332,772
Outset Medical, Inc.	12,100	[a,b]	222,640
Privia Health Group, Inc.	23,242	[a]	641,712
R1 RCM, Inc.	9,825	[a,b]	147,375
TransMedics Group, Inc.	6,158	[a]	466,345
			2,889,372
Household & Personal Products - 2.9%
Inter Parfums, Inc.	5,076		722,010
Insurance - 1.7%
BRP Group, Inc., Cl. A	7,482	[a]	190,492
Palomar Holdings, Inc.	4,292	[a]	236,918
			427,410
Materials - 1.4%
Constellium SE	22,304	[a]	340,805
Media & Entertainment - 2.0%
Eventbrite, Inc., Cl. A	20,871	[a]	179,073
Manchester United PLC, Cl. A	14,724	[a]	326,137
			505,210
Pharmaceuticals Biotechnology & Life Sciences - 14.3%
10X Genomics, Inc., CI. A	1,967	[a]	109,739
Ascendis Pharma A/S, ADR	1,429	[a]	153,217
Beam Therapeutics, Inc.	2,661	[a,b]	81,480
Crinetics Pharmaceuticals, Inc.	11,890	[a]	190,953
Cytokinetics, Inc.	4,021	[a,b]	141,499
Denali Therapeutics, Inc.	7,415	[a]	170,842
Insmed, Inc.	10,122	[a]	172,580
Karuna Therapeutics, Inc.	1,096	[a]	199,077
Keros Therapeutics, Inc.	1,056	[a]	45,091
Kymera Therapeutics, Inc.	8,841	[a]	261,959
MeiraGTx Holdings PLC	4,976	[a]	25,726
NanoString Technologies, Inc.	9,051	[a]	89,605
Pacific Biosciences of California, Inc.	6,901	[a,b]	79,914

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 91.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 14.3% (continued)
PTC Therapeutics, Inc.	6,927	[a]	335,544
Sarepta Therapeutics, Inc.	5,413	[a]	746,074
Twist Bioscience Corp.	5,464	[a]	82,397
Ultragenyx Pharmaceutical, Inc.	2,403	[a]	96,360
uniQure NV	4,671	[a]	94,074
Xenon Pharmaceuticals, Inc.	14,817	[a]	530,300
			3,606,431
Semiconductors & Semiconductor Equipment - 2.8%
Power Integrations, Inc.	5,027		425,485
Semtech Corp.	7,897	[a]	190,634
SkyWater Technology, Inc.	6,910	[a]	78,636
			694,755
Software & Services - 8.1%
DigitalOcean Holdings, Inc.	6,486	[a,b]	254,057
DoubleVerify Holdings, Inc.	8,443	[a]	254,556
Everbridge, Inc.	3,812	[a]	132,162
HubSpot, Inc.	1,706	[a]	731,447
JFrog Ltd.	8,957	[a]	176,453
nCino, Inc.	2,999	[a]	74,315
Twilio, Inc., Cl. A	6,379	[a]	425,033
			2,048,023
Technology Hardware & Equipment - 3.3%
Calix, Inc.	9,177	[a]	491,795
Lumentum Holdings, Inc.	4,407	[a]	238,022
nLight, Inc.	9,503	[a]	96,741
			826,558
Telecommunication Services - .3%
Bandwidth Inc., Cl. A	5,269	[a]	80,089
Total Common Stocks (cost $22,611,221)			22,958,251

Private Equity - .5%
Diversified Financials - .1%
Fundbox	6,555	[a,d]	32,185
Pharmaceuticals Biotechnology & Life Sciences - .1%
Aspen Neuroscience	12,167	[a,d]	21,414
Real Estate - .2%
Roofstock	2,188	[a,d]	35,599
Software & Services - .1%
Locus Robotics	679	[a,d]	34,609
Total Private Equity (cost $221,552)			123,807

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 8.5%
Registered Investment Companies - 8.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,149,533)	4.89	2,149,533	[e]	2,149,533

Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $771,048)	4.89	771,048	[e]	771,048
Total Investments (cost $25,753,354)		103.0%		26,002,639
Liabilities, Less Cash and Receivables		(3.0%)		(761,891)
Net Assets		100.0%		25,240,748

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $2,166,334 and the value of the collateral was $2,168,163, consisting of cash collateral of $771,048 and U.S. Government & Agency securities valued at $1,397,115. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at March 31, 2023. These securities were valued at $123,807 or .5% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	25.8
Industrials	15.1
Information Technology	14.3
Consumer Discretionary	13.6
Investment Companies	11.5
Consumer Staples	7.9
Energy	7.3
Financials	3.2
Communication Services	2.3
Materials	1.3
Real Estate	.7
103.0

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 8.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 8.5%	2,277,444	10,364,848	(10,492,759)	2,149,533	36,367
Investment of Cash Collateral for Securities Loaned - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.0%	239,849	6,838,038	(6,306,839)	771,048	2,954	††
Total - 11.5%	2,517,293	17,202,886	(16,799,598)	2,920,581	39,321

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,166,334)—Note 1(b):
Unaffiliated issuers	22,832,773	23,082,058
Affiliated issuers	2,920,581	2,920,581
Cash		14
Receivable for shares of Beneficial Interest subscribed		56,439
Dividends and securities lending income receivable		10,653
Prepaid expenses		21,669
		26,091,414
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		14,714
Liability for securities on loan—Note 1(b)		771,048
Payable for shares of Beneficial Interest redeemed		6,367
Trustees’ fees and expenses payable		181
Other accrued expenses		58,356
		850,666
Net Assets ($)		25,240,748
Composition of Net Assets ($):
Paid-in capital		27,890,430
Total distributable earnings (loss)		(2,649,682)
Net Assets ($)		25,240,748

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	25,090,070	150,678
Shares Outstanding	761,538	4,559
Net Asset Value Per Share ($)	32.95	33.05

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	37,303
Affiliated issuers	36,367
Income from securities lending—Note 1(b)	2,954
Interest	117
Total Income	76,741
Expenses:
Management fee—Note 3(a)	80,569
Professional fees	41,799
Shareholder servicing costs—Note 3(b)	19,482
Registration fees	17,970
Chief Compliance Officer fees—Note 3(b)	8,291
Administration fee—Note 3(a)	6,043
Prospectus and shareholders’ reports	5,520
Custodian fees—Note 3(b)	3,852
Trustees’ fees and expenses—Note 3(c)	1,330
Loan commitment fees—Note 2	208
Miscellaneous	7,831
Total Expenses	192,895
Less—reduction in expenses due to undertaking—Note 3(a)	(91,728)
Less—reduction in fees due to earnings credits—Note 3(b)	(272)
Net Expenses	100,895
Net Investment (Loss)	(24,154)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(355,224)
Net change in unrealized appreciation (depreciation) on investments	1,046,379
Net Realized and Unrealized Gain (Loss) on Investments	691,155
Net Increase in Net Assets Resulting from Operations	667,001

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment (loss)	(24,154)	(136,777)
Net realized gain (loss) on investments	(355,224)	19,078
Net change in unrealized appreciation (depreciation) on investments	1,046,379	(7,210,541)
Net Increase (Decrease) in Net Assets Resulting from Operations	667,001	(7,328,240)
Distributions ($):
Distributions to shareholders:
Class I	-	(4,074,753)
Class Y	-	(11,181)
Total Distributions	-	(4,085,934)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	10,100,192	6,660,135
Class Y	136,331	532
Distributions reinvested:
Class I	-	4,007,821
Class Y	-	1,370
Cost of shares redeemed:
Class I	(3,309,858)	(27,662,268)
Class Y	(54)	(46,378)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	6,926,611	(17,038,788)
Total Increase (Decrease) in Net Assets	7,593,612	(28,452,962)
Net Assets ($):
Beginning of Period	17,647,136	46,100,098
End of Period	25,240,748	17,647,136
Capital Share Transactions (Shares):
Class I
Shares sold	298,792	162,871
Shares issued for distributions reinvested	-	94,147
Shares redeemed	(101,217)	(595,746)
Net Increase (Decrease) in Shares Outstanding	197,575	(338,728)
Class Y
Shares sold	4,303	15
Shares issued for distributions reinvested	-	32
Shares redeemed	(1)	(1,405)
Net Increase (Decrease) in Shares Outstanding	4,302	(1,358)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	March 31, 2023	Year Ended September 30,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	31.28	50.98	43.47	28.46	35.83	31.65
Investment Operations:
Net investment (loss)[a]	(.04)	(.22)	(.35)	(.28)	(.20)	(.19)
Net realized and unrealized gain (loss) on investments	1.71	(12.56)	10.03	15.29	(2.91)	8.54
Total from Investment Operations	1.67	(12.78)	9.68	15.01	(3.11)	8.35
Distributions:
Dividends from net realized gain on investments	-	(6.92)	(2.17)	-	(4.26)	(4.17)
Net asset value, end of period	32.95	31.28	50.98	43.47	28.46	35.83
Total Return (%)	5.34[b]	(28.67)	22.58	52.74	(7.64)	30.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92[c]	1.81	1.57	2.65	3.47	3.51
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.24)[c]	(.56)	(.68)	(.79)	(.66)	(.58)
Portfolio Turnover Rate	19.29[b]	24.58	33.01	74.21	90.11	87.65
Net Assets, end of period ($ x 1,000)	25,090	17,639	46,018	17,099	7,014	7,051

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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Six Months Ended
Class Y Shares	March 31, 2023	Year Ended September 30,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	31.37	51.11	43.58	28.54	35.89	31.70
Investment Operations:
Net investment (loss)[a]	(.05)	(.27)	(.36)	(.27)	(.19)	(.20)
Net realized and unrealized gain (loss) on investments	1.73	(12.55)	10.06	15.31	(2.90)	8.56
Total from Investment Operations	1.68	(12.82)	9.70	15.04	(3.09)	8.36
Distributions:
Dividends from net realized gain on investments	-	(6.92)	(2.17)	-	(4.26)	(4.17)
Net asset value, end of period	33.05	31.37	51.11	43.58	28.54	35.89
Total Return (%)	5.36[b]	(28.67)	22.57	52.70	(7.57)	30.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72[c]	1.77	1.48	2.64	3.45	3.27
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.34)[c]	(.65)	(.68)	(.77)	(.59)	(.59)
Portfolio Turnover Rate	19.29[b]	24.58	33.01	74.21	90.11	87.65
Net Assets, end of period ($ x 1,000)	151	8	83	65	55	743

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of March 31, 2023, had approximately $48.7 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

16

on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

18

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	22,958,251	-	-	22,958,251
Equity Securities - Private Equity	-	-	123,807	123,807
Investment Companies	2,920,581	-	-	2,920,581

† See Statement of Investments for additional detailed categorizations, if any.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 9/30/2022†	97,365
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(2,754)
Purchases/Issuances	29,196
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 3/31/2023†	123,807
The amount of total realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2023	(2,754)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of March 31, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Fundbox	32,185	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.9x	6.3x
Aspen Neuroscience	21,414	Benchmark to Public Peers	Return of Public Peer Group	-13.0%	0.3%
Roofstock	35,599	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.2x	11.3x
Locus Robotics	34,609	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.5x	22.6x

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

20

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2023, BNY Mellon earned $402 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: ordinary income $100,348 and long-term capital gains $3,985,586. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be

22

utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2022 through February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $91,728 during the period ended March 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $6,043 during the period ended March 31, 2023.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $1,140 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $272.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2023, the fund was charged $3,852 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $8,291 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

24

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $16,705, administration fee of $1,253, Custodian fees of $7,200, Chief Compliance Officer fees of $4,104 and Transfer Agent fees of $398, which are offset against an expense reimbursement currently in effect in the amount of $14,946.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2023, amounted to $10,677,718 and $3,658,984, respectively.

At March 31, 2023, accumulated net unrealized appreciation on investments was $249,285, consisting of $3,027,072 gross unrealized appreciation and $2,777,787 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

26

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the two-year period when it was below the Performance Group median, and was above the Performance Universe median for all periods, except the one- and two-year periods when it was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for each of the three-, five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

was lower than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies

28

of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 6-7, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of

30

the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

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33

For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, England

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6941SA0323

BNY Mellon Small Cap Value Fund

SEMI-ANNUAL REPORT March 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by portfolio managers Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA, and Andrew Leger, of Newton Investment Management of North America LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon Small Cap Value Fund (the “fund”) produced a total return of 8.54% for Class A shares, 8.14% for Class C shares, 8.74% for Class I shares and 8.78% for Class Y shares.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of 7.70% for the same period.2

Equities gained ground during the period amid positive economic growth and decelerating inflationary pressure. The fund outperformed the Index primarily due to relatively strong returns in the industrials, health care and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile during the reporting period, with hopes for continued economic growth countered by concerns regarding persistently high levels of inflation and the impact of interest-rate hikes from the U.S. Federal Reserve (the “Fed”) designed to curb inflation. In October 2022, as the period began, inflation stood at 7.7% on an annualized basis, down from the 9.1% peak set in June 2022 but well above the Fed target of 2%. The federal funds rate, set by the Fed, stood at a range of 3.00%–3.25%, up from near zero eight months earlier. During the reporting period, the Fed raised rates four more times, totaling an additional 1.75%, while inflation steadily eased to 5.0%. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news

2

of the day, stocks trended higher on balance, led by growth-oriented and cyclical issues in the information technology, industrials and materials sectors.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. The reopening of the Chinese economy in the fourth quarter of 2022 after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. On the negative side, a small number of high-profile bank failures in the United States in the first quarter of 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing week of the period.

Industrials, Health Care and Materials Contribute to Fund Outperformance

The fund produced its best performance relative to the Index in the industrials sector due to overweight allocation and strong stock selection. Returns benefited from an emphasis on engineering & construction companies, such as Fluor Corp., as well as substantially overweight exposure to aerospace & defense names, including BWX Technologies Inc., Spirit AeroSystems Holdings, Inc. and Aerojet Rocketdyne Holdings Inc., the latter of which received an acquisition offer at a premium to its previous stock price. In the health care sector, performance was supported by zero exposure to lagging biotechnology stocks and good selection among non-biotech holdings, such as clinical and administrative support provider Evolent Health, Inc. and medical products maker Merit Medical Systems, Inc. Strong selection also bolstered returns in the materials sector, led by holdings in specialty metal fabrication company Carpenter Technology Corp. and advanced engineered materials producer Materion Corp.. Overweight exposure to gold and silver producers, such as Alamos Gold, Inc. and Hecla Mining Co. further enhanced returns as gold prices rose in reaction to turmoil in the financial sector.

On the negative side, disappointing individual holdings undermined returns in the consumer discretionary sector. Notable examples included pop culture products maker Funko, Inc., apparel retailer Citi Trends and optical retailers Warby Parker, Inc. and National Vision Holdings, Inc. In addition, several banking holdings were disproportionately hurt by the aforementioned upheaval in the financials sector. Prominent underperformers included Columbia Banking System, Inc., Webster Financial Corp. and CVB Financial Corp.

Trimming Vulnerable Names While Seeking Attractive Opportunities

As of the end of the reporting period, market sentiment remains dominated by concerns regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. Fallout from the recent banking crisis is also likely to continue affecting banks, real estate companies and other levered, non-financial businesses that could prove vulnerable to increasing credit constraints. With these uncertainties in mind, we have taken steps to pare some of the fund’s holdings we believe could prove at risk. We have also taken action to dynamically reallocate assets in response to volatility-driven shifts in valuation, trimming exposure to some richly valued holdings in the industrials sector. Nevertheless, the fund continues to hold a significantly overweight position in industrials, followed by overweight exposure to materials and information technology. The fund’s health care position remains close to market weight, with zero biotechnology exposure balanced by overweight exposure to other health care areas. Conversely, the fund holds underweight exposure to real estate, financials and consumer discretionary.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Recent years have seen high levels of market volatility and massive rotations among sectors and investment styles. We’re proud of the fund’s consistently strong performance relative to the Index, despite these challenges, and remain committed to our broadly diversified, disciplined investment approach.

April 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.07	$11.42	$5.36	$5.15
Ending value (after expenses)	$1,085.40	$1,081.40	$1,087.40	$1,087.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.84	$11.05	$5.19	$4.99
Ending value (after expenses)	$1,018.15	$1,013.96	$1,019.80	$1,020.00
†

Expenses are equal to the fund’s annualized expense ratio of 1.36% for Class A, 2.20% for Class C, 1.03% for Class I and .99% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.8%
Automobiles & Components - .6%
Gentherm, Inc.	16,721	[a]	1,010,283
Banks - 11.7%
Banner Corp.	29,078		1,580,971
Capstar Financial Holdings, Inc.	43,709		662,191
Central Pacific Financial Corp.	38,293		685,445
Columbia Banking System, Inc.	78,020		1,671,188
CVB Financial Corp.	41,583		693,604
First Bancorp	28,510		1,012,675
First Hawaiian, Inc.	27,579		568,955
First Interstate BancSystem, Inc., Cl. A	51,993		1,552,511
Heritage Commerce Corp.	123,438		1,028,239
Heritage Financial Corp.	43,365		928,011
National Bank Holdings Corp., Cl. A	35,612		1,191,578
Seacoast Banking Corp. of Florida	49,827		1,180,900
SouthState Corp.	6,741		480,364
Texas Capital Bancshares, Inc.	37,874	[a]	1,854,311
UMB Financial Corp.	16,628		959,768
United Community Banks, Inc.	70,022		1,969,019
Webster Financial Corp.	49,752		1,961,224
			19,980,954
Capital Goods - 15.3%
AeroVironment, Inc.	6,513	[a]	596,982
Astec Industries, Inc.	29,231		1,205,779
BWX Technologies, Inc.	37,261		2,348,933
Dycom Industries, Inc.	12,822	[a]	1,200,780
EMCOR Group, Inc.	15,778		2,565,345
EnerSys	24,440		2,123,347
EnPro Industries, Inc.	7,715		801,511
Flowserve Corp.	41,374		1,406,716
Fluor Corp.	84,807	[a]	2,621,384
GrafTech International Ltd.	104,206		506,441
Granite Construction, Inc.	37,395		1,536,187
Hyster-Yale Materials Handling, Inc.	2,925		145,928
Matrix Service Co.	8,796	[a]	47,498
MDU Resources Group, Inc.	64,433		1,963,918
Mercury Systems, Inc.	20,608	[a]	1,053,481
MSC Industrial Direct Co., Inc., Cl. A	15,581		1,308,804
Proto Labs, Inc.	12,179	[a]	403,734
Spirit AeroSystems Holdings, Inc., Cl. A	70,523		2,435,159
The AZEK Company, Inc.	46,305	[a]	1,090,020
The Greenbrier Companies, Inc.	23,369		751,781

6

Description	Shares		Value ($)
Common Stocks - 97.8% (continued)
Capital Goods - 15.3% (continued)
Zurn Elkay Water Solutions Corp.	7,919		169,150
			26,282,878
Commercial & Professional Services - 3.8%
CSG Systems International, Inc.	29,692		1,594,460
Huron Consulting Group, Inc.	8,356	[a]	671,572
KBR, Inc.	55,977		3,081,534
Korn Ferry	21,804		1,128,139
			6,475,705
Consumer Discretionary Distribution - 3.7%
American Eagle Outfitters, Inc.	94,757		1,273,534
Citi Trends, Inc.	37,050	[a]	704,691
Designer Brands, Inc., Cl. A	52,932	[b]	462,626
Funko, Inc., Cl. A	71,857	[a,b]	677,611
Ollie's Bargain Outlet Holdings, Inc.	27,185	[a]	1,575,099
Urban Outfitters, Inc.	57,172	[a]	1,584,808
			6,278,369
Consumer Durables & Apparel - 2.7%
Capri Holdings Ltd.	33,199	[a]	1,560,353
GoPro, Inc., Cl. A	95,603	[a]	480,883
Meritage Homes Corp.	17,085		1,994,845
Oxford Industries, Inc.	1,089		114,987
Skechers USA, Inc., Cl. A	5,019	[a]	238,503
The Lovesac Company	8,934	[a]	258,193
			4,647,764
Consumer Services - 1.3%
Chuy's Holdings, Inc.	6,485	[a]	232,487
El Pollo Loco Holdings, Inc.	69,848	[a]	669,842
Genius Sports Ltd.	255,422	[a]	1,272,002
			2,174,331
Consumer Staples Distribution - .4%
The Chefs' Warehouse, Inc.	19,023	[a]	647,733
Energy - 6.7%
ChampionX Corp.	31,707		860,211
Chesapeake Energy Corp.	33,887	[b]	2,576,767
Comstock Resources, Inc.	100,580	[b]	1,085,258
Dril-Quip, Inc.	35,558	[a]	1,020,159
Expro Group Holdings NV	19,803	[a]	363,583
Frontline PLC	68,845		1,140,073
Helix Energy Solutions Group, Inc.	170,687	[a]	1,321,117
Northern Oil & Gas, Inc.	30,909	[b]	938,088
PBF Energy, Inc., Cl. A	11,711		507,789
Viper Energy Partners LP	61,895		1,733,060
			11,546,105

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.8% (continued)
Equity Real Estate Investment - 6.3%
Agree Realty Corp.	28,306	[c]	1,942,075
EPR Properties	20,935	[c]	797,623
Equity Commonwealth	36,904	[c]	764,282
Highwoods Properties, Inc.	22,443	[c]	520,453
Pebblebrook Hotel Trust	40,734	[b,c]	571,905
Physicians Realty Trust	127,341	[c]	1,901,201
Potlatchdeltic Corp.	37,280	[b,c]	1,845,360
Rayonier, Inc.	25,583	[c]	850,891
STAG Industrial, Inc.	30,093	[c]	1,017,745
Urban Edge Properties	41,704	[c]	628,062
			10,839,597
Financial Services - 6.1%
Bread Financial Holdings, Inc.	44,470		1,348,330
Cannae Holdings, Inc.	62,916	[a]	1,269,645
Cohen & Steers, Inc.	10,903		697,356
Essent Group Ltd.	62,225		2,492,111
Federated Hermes, Inc.	76,040		3,052,246
PRA Group, Inc.	7,284	[a]	283,785
PROG Holdings, Inc.	57,475	[a]	1,367,330
			10,510,803
Food, Beverage & Tobacco - 1.5%
Fresh Del Monte Produce, Inc.	64,087		1,929,660
The Boston Beer Company, Inc., Cl. A	2,168	[a]	712,622
			2,642,282
Health Care Equipment & Services - 9.3%
Acadia Healthcare Co., Inc.	32,975	[a]	2,382,444
Amedisys, Inc.	9,764	[a]	718,142
Embecta Corp.	50,576		1,422,197
Encompass Health Corp.	44,393		2,401,661
Enovis Corp.	9,231	[a]	493,766
Evolent Health, Inc., Cl. A	76,612	[a]	2,486,059
Globus Medical, Inc., Cl. A	20,702	[a]	1,172,561
Merit Medical Systems, Inc.	17,189	[a]	1,271,127
ModivCare, Inc.	8,209	[a]	690,213
Omnicell, Inc.	27,260	[a]	1,599,344
R1 RCM, Inc.	87,906	[a]	1,318,590
			15,956,104
Insurance - 1.3%
Selective Insurance Group, Inc.	23,200		2,211,656
Materials - 7.2%
Alamos Gold, Inc., Cl. A	156,630		1,915,585
Carpenter Technology Corp.	36,263		1,623,132
Hecla Mining Co.	266,323		1,685,825

8

Description	Shares		Value ($)
Common Stocks - 97.8% (continued)
Materials - 7.2% (continued)
Largo, Inc.	85,066	[a]	440,642
Materion Corp.	16,737		1,941,492
MP Materials Corp.	39,619	[a]	1,116,860
Royal Gold, Inc.	8,023		1,040,663
Schnitzer Steel Industries, Inc., Cl. A	30,054		934,679
Tronox Holdings PLC	112,642		1,619,792
			12,318,670
Media & Entertainment - 3.9%
John Wiley & Sons, Inc., Cl. A	28,126		1,090,445
Lions Gate Entertainment Corp., Cl. A	117,570	[a,b]	1,301,500
Lions Gate Entertainment Corp., Cl. B	127,809	[a]	1,326,657
Scholastic Corp.	15,634		534,995
TEGNA, Inc.	70,503		1,192,206
Ziff Davis, Inc.	15,523	[a]	1,211,570
			6,657,373
Real Estate Management & Development - .1%
Newmark Group, Inc., Cl. A	19,313		136,736
Semiconductors & Semiconductor Equipment - 1.7%
MaxLinear, Inc.	26,527	[a]	934,016
MKS Instruments, Inc.	11,547		1,023,295
Synaptics, Inc.	8,621	[a]	958,224
			2,915,535
Software & Services - 3.2%
A10 Networks, Inc.	50,915		788,674
Cognyte Software Ltd.	26,774	[a]	90,764
Progress Software Corp.	47,166	[b]	2,709,687
Verint Systems, Inc.	19,419	[a]	723,164
Zuora, Inc., Cl. A	125,067	[a]	1,235,662
			5,547,951
Technology Hardware & Equipment - 4.5%
ADTRAN Holdings, Inc.	75,684		1,200,348
Belden, Inc.	9,064		786,483
Corsair Gaming, Inc.	84,474	[a]	1,550,098
Itron, Inc.	24,586	[a]	1,363,294
Lumentum Holdings, Inc.	18,509	[a]	999,671
nLight, Inc.	115,277	[a]	1,173,520
Plexus Corp.	7,003	[a]	683,283
			7,756,697
Transportation - .9%
Alaska Air Group, Inc.	35,399	[a]	1,485,342
Utilities - 5.6%
Avista Corp.	38,653		1,640,820
Chesapeake Utilities Corp.	13,542		1,733,241

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.8% (continued)
Utilities - 5.6% (continued)
NorthWestern Corp.		28,565		1,652,771
PNM Resources, Inc.		13,796		671,589
Portland General Electric Co.		39,202		1,916,586
Southwest Gas Holdings, Inc.		30,158		1,883,367
				9,498,374
Total Common Stocks (cost $149,870,927)				167,521,242
	1-Day Yield (%)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,328,643)	4.89	4,328,643	[d]	4,328,643

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $564,564)	4.89	564,564	[d]	564,564
Total Investments (cost $154,764,134)		100.6%		172,414,449
Liabilities, Less Cash and Receivables		(.6%)		(1,095,201)
Net Assets		100.0%		171,319,248

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $8,985,450 and the value of the collateral was $8,964,567, consisting of cash collateral of $564,564 and U.S. Government & Agency securities valued at $8,400,003. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

10

Portfolio Summary (Unaudited) †	Value (%)
Industrials	20.1
Financials	19.1
Information Technology	9.5
Health Care	9.3
Consumer Discretionary	8.2
Materials	7.2
Energy	6.7
Real Estate	6.4
Utilities	5.5
Communication Services	3.9
Investment Companies	2.8
Consumer Staples	1.9
100.6

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.5%	804,188	19,972,544	(16,448,089)	4,328,643	44,585
Investment of Cash Collateral for Securities Loaned - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .3%	756,229	18,499,946	(18,691,611)	564,564	9,328	††
Total - 2.8%	1,560,417	38,472,490	(35,139,700)	4,893,207	53,913

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,985,450)—Note 1(c):
Unaffiliated issuers	149,870,927	167,521,242
Affiliated issuers	4,893,207	4,893,207
Cash		109,521
Receivable for investment securities sold		883,132
Dividends and securities lending income receivable		166,762
Receivable for shares of Beneficial Interest subscribed		41,200
Tax reclaim receivable—Note 1(b)		1,113
Prepaid expenses		38,810
		173,654,987
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		145,831
Payable for investment securities purchased		1,337,682
Liability for securities on loan—Note 1(c)		564,564
Payable for shares of Beneficial Interest redeemed		224,868
Trustees’ fees and expenses payable		1,188
Other accrued expenses		61,606
		2,335,739
Net Assets ($)		171,319,248
Composition of Net Assets ($):
Paid-in capital		150,591,853
Total distributable earnings (loss)		20,727,395
Net Assets ($)		171,319,248

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	20,788,610	791,889	100,442,283	49,296,466
Shares Outstanding	1,087,728	43,930	5,205,018	2,533,430
Net Asset Value Per Share ($)	19.11	18.03	19.30	19.46

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,242 foreign taxes withheld at source):
Unaffiliated issuers	1,889,675
Affiliated issuers	44,585
Income from securities lending—Note 1(c)	9,328
Interest	4
Total Income	1,943,592
Expenses:
Management fee—Note 3(a)	706,987
Shareholder servicing costs—Note 3(c)	65,540
Administration fee—Note 3(a)	53,024
Professional fees	40,234
Registration fees	30,095
Trustees’ fees and expenses—Note 3(d)	11,549
Prospectus and shareholders’ reports	9,380
Chief Compliance Officer fees—Note 3(c)	8,072
Custodian fees—Note 3(c)	5,368
Distribution fees—Note 3(b)	3,377
Loan commitment fees—Note 2	1,682
Miscellaneous	12,473
Total Expenses	947,781
Less—reduction in fees due to earnings credits—Note 3(c)	(3,459)
Net Expenses	944,322
Net Investment Income	999,270
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,158,829
Net change in unrealized appreciation (depreciation) on investments	10,187,748
Net Realized and Unrealized Gain (Loss) on Investments	13,346,577
Net Increase in Net Assets Resulting from Operations	14,345,847

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment income	999,270	1,379,838
Net realized gain (loss) on investments	3,158,829	14,881,937
Net change in unrealized appreciation (depreciation) on investments	10,187,748	(37,354,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,345,847	(21,092,525)
Distributions ($):
Distributions to shareholders:
Class A	(1,760,095)	(3,055,774)
Class C	(77,492)	(123,731)
Class I	(8,969,237)	(13,888,818)
Class Y	(3,704,178)	(5,665,251)
Total Distributions	(14,511,002)	(22,733,574)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	278,457	479,442
Class C	18,474	39,792
Class I	7,132,199	18,566,202
Class Y	7,376,740	5,315,262
Distributions reinvested:
Class A	1,684,120	2,923,635
Class C	77,492	123,730
Class I	8,492,671	13,070,731
Class Y	3,703,406	5,663,949
Cost of shares redeemed:
Class A	(1,371,460)	(3,608,094)
Class C	(154,109)	(82,095)
Class I	(15,189,887)	(20,420,963)
Class Y	(3,415,288)	(7,068,110)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	8,632,815	15,003,481
Total Increase (Decrease) in Net Assets	8,467,660	(28,822,618)
Net Assets ($):
Beginning of Period	162,851,588	191,674,206
End of Period	171,319,248	162,851,588

14

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	13,618	22,180
Shares issued for distributions reinvested	89,868	135,228
Shares redeemed	(68,349)	(165,785)
Net Increase (Decrease) in Shares Outstanding	35,137	(8,377)
Class C
Shares sold	1,006	1,648
Shares issued for distributions reinvested	4,374	5,974
Shares redeemed	(8,007)	(3,631)
Net Increase (Decrease) in Shares Outstanding	(2,627)	3,991
Class Ia
Shares sold	354,842	813,487
Shares issued for distributions reinvested	449,110	600,126
Shares redeemed	(773,747)	(922,088)
Net Increase (Decrease) in Shares Outstanding	30,205	491,525
Class Y
Shares sold	387,032	231,000
Shares issued for distributions reinvested	194,303	258,157
Shares redeemed	(170,856)	(311,295)
Net Increase (Decrease) in Shares Outstanding	410,479	177,862

[a]	During the period ended September 30, 2022, 1,617 Class A shares representing $34,559 were exchanged for 1,603 Class I shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.20	24.59	15.58	20.11	24.49	25.18
Investment Operations:
Net investment income[a]	.08	.10	.05	.10	.10	.04
Net realized and unrealized gain (loss) on investments	1.53	(2.58)	9.06	(3.01)	(1.71)	3.37
Total from Investment Operations	1.61	(2.48)	9.11	(2.91)	(1.61)	3.41
Distributions:
Dividends from net investment income	-	-	(.10)	(.10)	(.03)	(.06)
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)	(4.04)
Total Distributions	(1.70)	(2.91)	(.10)	(1.62)	(2.77)	(4.10)
Net asset value, end of period	19.11	19.20	24.59	15.58	20.11	24.49
Total Return (%)[b]	8.54[c]	(11.39)	58.62	(16.27)	(5.05)	15.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36[d]	1.35	1.34	1.42	1.31	1.36
Ratio of net expenses to average net assets	1.36[d]	1.35	1.34	1.42	1.31	1.36
Ratio of net investment income to average net assets	.84[d]	.44	.22	.55	.49	.15
Portfolio Turnover Rate	22.01[c]	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	20,789	20,205	26,092	18,379	25,664	33,037

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.27	23.72	15.08	19.58	24.07	24.94
Investment Operations:
Net investment (loss)[a]	(.00)[b]	(.08)	(.13)	(.06)	(.06)	(.15)
Net realized and unrealized gain (loss) on investments	1.46	(2.46)	8.77	(2.92)	(1.69)	3.32
Total from Investment Operations	1.46	(2.54)	8.64	(2.98)	(1.75)	3.17
Distributions:
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)	(4.04)
Net asset value, end of period	18.03	18.27	23.72	15.08	19.58	24.07
Total Return (%)[c]	8.14[d]	(12.14)	57.29	(17.04)	(5.76)	14.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20[e]	2.18	2.19	2.31	2.08	2.19
Ratio of net expenses to average net assets	2.20[e]	2.18	2.19	2.31	2.08	2.19
Ratio of net investment (loss) to average net assets	(.02)[e]	(.38)	(.61)	(.36)	(.30)	(.67)
Portfolio Turnover Rate	22.01[d]	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	792	851	1,010	950	1,815	2,646

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2023	Year Ended September 30,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.39	24.78	15.69	20.23	24.64	25.27
Investment Operations:
Net investment income[a]	.12	.17	.12	.16	.15	.11
Net realized and unrealized gain (loss) on investments	1.54	(2.61)	9.13	(3.02)	(1.72)	3.40
Total from Investment Operations	1.66	(2.44)	9.25	(2.86)	(1.57)	3.51
Distributions:
Dividends from net investment income	(.05)	(.04)	(.16)	(.16)	(.10)	(.10)
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)	(4.04)
Total Distributions	(1.75)	(2.95)	(.16)	(1.68)	(2.84)	(4.14)
Net asset value, end of period	19.30	19.39	24.78	15.69	20.23	24.64
Total Return (%)	8.74[b]	(11.13)	59.18	(16.03)	(4.72)	15.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	1.03	1.03	1.07	1.02	1.01
Ratio of net expenses to average net assets	1.03[c]	1.03	1.03	1.07	1.02	1.01
Ratio of net investment income to average net assets	1.17[c]	.76	.53	.92	.75	.46
Portfolio Turnover Rate	22.01[b]	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	100,442	100,316	116,039	90,017	120,937	215,318

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.54	24.95	15.80	20.36	24.74	25.25
Investment Operations:
Net investment income (loss)[a]	.12	.18	.13	.17	.23	(.04)
Net realized and unrealized gain (loss) on investments	1.56	(2.63)	9.19	(3.04)	(1.79)	3.57
Total from Investment Operations	1.68	(2.45)	9.32	(2.87)	(1.56)	3.53
Distributions:
Dividends from net investment income	(.06)	(.05)	(.17)	(.17)	(.08)	-
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)	(4.04)
Total Distributions	(1.76)	(2.96)	(.17)	(1.69)	(2.82)	(4.04)
Net asset value, end of period	19.46	19.54	24.95	15.80	20.36	24.74
Total Return (%)	8.78[b]	(11.09)	59.22	(15.94)	(4.67)	15.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	.99	1.00	1.01	1.01	.97
Ratio of net expenses to average net assets	.99[c]	.99	1.00	1.00	1.00	.95
Ratio of net investment income (loss) to average net assets	1.20[c]	.80	.56	.97	1.23	(.14)
Portfolio Turnover Rate	22.01[b]	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	49,296	41,480	48,534	31,990	45,631	11

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of March 31, 2023, had approximately $48.7 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers

20

having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities

22

and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	167,521,242	-	-	167,521,242
Investment Companies	4,893,207	-	-	4,893,207

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At March 31, 2023, the market value of the collateral was 99.8% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2023, BNY Mellon earned $1,271 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-

24

income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: ordinary income $7,796,718 and long-term capital gains $14,936,856. The tax character of current year distributions will be determined at the end of the current fiscal year.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser

26

and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $53,024 during the period ended March 31, 2023.

During the period ended March 31, 2023, the Distributor retained $447 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2023, Class C shares were charged $3,377 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2023, Class A and Class C shares were charged $27,286 and $1,126, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $7,583 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3,459.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2023, the fund was charged $5,368 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $8,072 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $116,135, Administration fee of $8,710, Distribution Plan fees of $505, Shareholder Services Plan fees of $4,606, Custodian fees of $9,000, Chief Compliance Officer fees of $3,995 and Transfer Agent fees of $2,880.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2023, amounted to $38,620,561 and $46,052,589, respectively.

At March 31, 2023, accumulated net unrealized appreciation on investments was $17,650,315, consisting of $32,939,722 gross unrealized appreciation and $15,289,407 gross unrealized depreciation.

28

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

30

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the one-, three- and four-year periods when it was below the Performance Group median, and was above the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for each of the five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund

32

complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 6-7, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the

34

Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis

35

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

36

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37

For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, England

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6944SA0323

BNY Mellon Small/Mid Cap Growth Fund

SEMI-ANNUAL REPORT March 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by John R. Porter, Todd W. Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon Small/Mid Cap Growth Fund (the “fund”) produced a total return of 12.55% for Class A shares, 12.10% for Class C shares, 12.68% for Class I shares, 12.77% for Class Y shares and 12.68% for Class Z shares.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of 11.57% for the same period.2

Small- and mid-cap growth stocks gained ground during the period amid positive economic growth and decelerating inflationary pressure. The fund outperformed the Index primarily due to relatively strong returns in the health care and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile during the reporting period, with hopes for continued economic growth countered by concerns regarding persistently high levels of inflation and the impact of interest-rate hikes from the U.S. Federal Reserve (the “Fed”) designed to curb inflation. In October 2022, as the period began, inflation averaged 7.7% on an annualized basis, down from the 9.1% peak set in June 2022 but well above the Fed target of 2%. The federal funds rate, set by the Fed, stood at a range of 3.00%–3.25%, up from near zero eight months earlier. During the reporting period, the Fed raised rates four more times, totaling an additional 1.75%, while inflation steadily eased to 5.0%. Although U.S. economic growth and

2

corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented and cyclical issues in the information technology, industrials and materials sectors.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. The reopening of the Chinese economy in the fourth quarter of 2022 after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. On the negative side, a small number of high-profile bank failures in the United States in the first quarter of 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing week of the period.

Health Care and Financials Contribute to Fund Outperformance

The fund’s health care positions provided the strongest contributions to performance relative to the Index, led by several out-of-Index holdings. Top performers in the health care equipment and supply area included shares of dental device maker Align Technology, Inc., which soared in early 2023 on better-than-expected earnings; circulatory support device company Abiomed, Inc., which was acquired at a premium to its prior stock price; and glucose monitoring system company DexCom, Inc., which saw increasing adoption of the company’s systems by the diabetes treatment community. Biotechnology holdings further bolstered relative returns, led by holdings in Horizon Therapeutics PLC, which was acquired at a premium stock price, and gene therapy developer Sarepta Therapeutics, Inc., which gained ground on positive earnings reports and encouraging drug pipeline developments. The fund’s financials holdings further contributed to outperformance, largely due to gains in payment services provider Euronet Worldwide on the strength of the company’s digital payments ecosystem.

On the negative side, the fund’s relative performance suffered due to holdings in the information technology, consumer staples, consumer discretionary and energy sectors. In information technology, semiconductor manufacturer Semtech underperformed many of its industry counterparts after announcing a disappointing outlook in early 2023. Other technology underperformers included software companies Bill Holdings, Inc., Rapid7, Inc., Zendesk, Inc. and DocuSign, Inc. In consumer staples, shares in discount food retailer Grocery Outlet Holdings were hurt by concerns regarding the durability of the company’s growth. In the consumer discretionary space, specialty retailers National Vision Holdings, Inc. and Farfetch Ltd. fell victim to a variety of company-specific and macroeconomic headwinds that clouded future expectations. In energy, shares in wellhead equipment maker Cactus, Inc. trailed those of other equipment makers, while natural gas producer EQT Corp. was hurt by weak commodity prices.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Looking for Tactical Reallocation Opportunities

As of the end of the reporting period, market sentiment remains focused on uncertainties regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. With markets frequently overreacting to short-term news, we stand ready to respond quickly to valuation swings, trimming shares that appear unsustainably high and capturing opportunities in undervalued stocks. At the same time, we have taken a slightly more conservative approach to the fund’s allocation profile, increasing exposure to defensive positions in health care and reducing positions in information technology stocks that could prove vulnerable to an economic slowdown. As of March 31, 2023, the fund held its largest overweight position by far in health care, with smaller overweight positions in the consumer discretionary and communication services sectors. Conversely, the fund held significantly underweight exposure to industrials, with holdings focused primarily on companies leveraged to the ongoing transition to clean energy and other areas of compelling growth, followed by information technology and materials. The fund held no real estate exposure as of the end of the period.

April 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.19	$9.57	$4.03	$3.45	$4.45
Ending value (after expenses)	$1,125.50	$1,121.00	$1,126.80	$1,127.70	$1,126.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.94	$9.10	$3.83	$3.28	$4.23
Ending value (after expenses)	$1,020.04	$1,015.91	$1,021.14	$1,021.69	$1,020.74
†

Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.81% for Class C, .76% for Class I, .65% for Class Y and .84% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.9%
Capital Goods - 7.6%
Armstrong World Industries, Inc.	370,190		26,372,336
Curtiss-Wright Corp.	176,348		31,083,099
Fluor Corp.	998,647	[a,b]	30,868,179
Graco, Inc.	324,984		23,727,082
Mercury Systems, Inc.	750,585	[b]	38,369,905
SiteOne Landscape Supply, Inc.	93,804	[a,b]	12,838,953
The AZEK Company, Inc.	816,077	[b]	19,210,453
Zurn Elkay Water Solutions Corp.	439,963		9,397,610
			191,867,617
Commercial & Professional Services - 5.6%
CACI International, Inc., Cl. A	144,464	[b]	42,801,794
Clarivate PLC	1,310,629	[a,b]	12,306,806
CoStar Group, Inc.	825,586	[b]	56,841,596
FTI Consulting, Inc.	148,528	[b]	29,312,001
			141,262,197
Consumer Discretionary Distrib - 1.9%
Burlington Stores, Inc.	118,752	[b]	23,999,779
Chewy, Inc., Cl. A	645,186	[a,b]	24,117,053
			48,116,832
Consumer Discretionary Distribution - 4.4%
Farfetch Ltd., Cl. A	4,155,979	[a,b]	20,405,857
National Vision Holdings, Inc.	806,073	[a,b]	15,186,415
Ollie's Bargain Outlet Holdings, Inc.	1,141,308	[b]	66,127,386
RH	40,990	[b]	9,983,115
			111,702,773
Consumer Durables & Apparel - 3.2%
Lululemon Athletica, Inc.	119,455	[b]	43,504,316
Peloton Interactive, Inc., Cl. A	3,253,994	[b]	36,900,292
			80,404,608
Consumer Services - 5.5%
European Wax Center, Inc., Cl. A	551,412	[a,b]	10,476,828
Expedia Group, Inc.	468,882	[b]	45,495,620
Planet Fitness, Inc., Cl. A	1,054,455	[b]	81,899,520
			137,871,968
Consumer Staples Distribution - 1.9%
Grocery Outlet Holding Corp.	1,713,804	[b]	48,432,101
Energy - 5.5%
Cactus, Inc., Cl. A	1,123,189		46,309,082
EQT Corp.	1,946,145		62,101,487
PBF Energy, Inc., Cl. A	716,517		31,068,177
			139,478,746

6

Description	Shares		Value ($)
Common Stocks - 94.9% (continued)
Financial Services - 6.4%
Ares Management Corp., Cl. A	315,180		26,298,619
AvidXchange Holdings, Inc.	1,166,959	[b]	9,102,280
Block, Inc.	429,514	[b]	29,486,136
Euronet Worldwide, Inc.	370,328	[b]	41,439,703
Morningstar, Inc.	140,997		28,626,621
Tradeweb Markets, Inc., Cl. A	320,736		25,344,559
			160,297,918
Food, Beverage & Tobacco - 1.8%
Freshpet, Inc.	696,655	[a,b]	46,111,594
Health Care Equipment & Services - 10.9%
Align Technology, Inc.	212,847	[b]	71,120,697
DexCom, Inc.	675,655	[b]	78,497,598
Inspire Medical Systems, Inc.	93,835	[b]	21,963,958
Insulet Corp.	63,142	[b]	20,139,772
iRhythm Technologies, Inc.	132,716	[b]	16,460,765
Outset Medical, Inc.	456,020	[a,b]	8,390,768
Privia Health Group, Inc.	1,575,557	[b]	43,501,129
R1 RCM, Inc.	964,900	[a,b]	14,473,500
			274,548,187
Materials - 2.9%
Alcoa Corp.	546,233		23,247,676
CF Industries Holdings, Inc.	307,842		22,315,467
Constellium SE	1,758,704	[a,b]	26,872,997
			72,436,140
Media & Entertainment - 2.9%
Liberty Media Corp-Liberty Formula One, Cl. C	673,190	[b]	50,374,808
Live Nation Entertainment, Inc.	337,266	[b]	23,608,620
			73,983,428
Pharmaceuticals Biotechnology & Life Sciences - 18.0%
10X Genomics, Inc., CI. A	302,205	[b]	16,860,017
Ascendis Pharma A/S, ADR	180,382	[a,b]	19,340,558
Beam Therapeutics, Inc.	142,615	[a,b]	4,366,871
BioMarin Pharmaceutical, Inc.	216,300	[b]	21,033,012
Bio-Techne Corp.	452,398		33,563,408
Cytokinetics, Inc.	270,413	[a,b]	9,515,833
Denali Therapeutics, Inc.	635,117	[b]	14,633,096
Horizon Therapeutics PLC	679,209	[b]	74,128,870
Insmed, Inc.	869,430	[b]	14,823,782
Karuna Therapeutics, Inc.	59,063	[a,b]	10,728,203
Kymera Therapeutics, Inc.	546,920	[b]	16,205,240
Neurocrine Biosciences, Inc.	344,234	[b]	34,843,366
PTC Therapeutics, Inc.	453,651	[b]	21,974,854

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 18.0% (continued)
Repligen Corp.	246,732	[b]	41,539,800
Sarepta Therapeutics, Inc.	737,279	[b]	101,619,165
Twist Bioscience Corp.	372,329	[a,b]	5,614,721
Ultragenyx Pharmaceutical, Inc.	282,940	[b]	11,345,894
			452,136,690
Semiconductors & Semiconductor Equipment - 2.2%
Power Integrations, Inc.	460,771		38,999,657
Semtech Corp.	721,558	[b]	17,418,410
			56,418,067
Software & Services - 10.9%
Bill Holdings, Inc.	294,627	[b]	23,906,035
DigitalOcean Holdings, Inc.	562,244	[a,b]	22,023,097
DoubleVerify Holdings, Inc.	691,614	[a,b]	20,852,162
Everbridge, Inc.	360,519	[b]	12,499,194
HubSpot, Inc.	167,121	[b]	71,653,129
nCino, Inc.	311,050	[a,b]	7,707,819
Shopify, Inc., Cl. A	765,849	[b]	36,714,801
Splunk, Inc.	230,294	[b]	22,080,589
Twilio, Inc., Cl. A	850,485	[b]	56,667,816
			274,104,642
Technology Hardware & Equipment - 3.0%
Calix, Inc.	412,234	[b]	22,091,620
Lumentum Holdings, Inc.	399,111	[b]	21,555,985
nLight, Inc.	587,146	[b]	5,977,146
Trimble, Inc.	245,586	[b]	12,873,618
Zebra Technologies Corp., Cl. A	36,926	[b]	11,742,468
			74,240,837
Telecommunication Services - .3%
Bandwidth Inc., Cl. A	432,614	[b]	6,575,733
Total Common Stocks (cost $1,944,175,276)			2,389,990,078

Private Equity - .7%
Diversified Financials - .1%
Fundbox	702,664	[b,c]	3,450,080
Pharmaceuticals Biotechnology & Life Sciences - .2%
Aspen Neuroscience	1,963,167	[b,c]	3,455,174
Real Estate - .2%
Roofstock	346,123	[b,c]	5,631,421
Software & Services - .2%
Locus Robotics	101,086	[b,c]	5,152,353
Total Private Equity (cost $30,174,132)			17,689,028

8

Description		Number of Rights		Value ($)
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2023 (cost $0)		160,644	[c]	163,857
	1-Day Yield (%)	Shares
Investment Companies - 4.5%
Registered Investment Companies - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $114,636,047)	4.89	114,636,047	[d]	114,636,047

Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $35,005,352)	4.89	35,005,352	[d]	35,005,352
Total Investments (cost $2,123,990,807)		101.5%		2,557,484,362
Liabilities, Less Cash and Receivables		(1.5%)		(38,461,867)
Net Assets		100.0%		2,519,022,495

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $136,967,113 and the value of the collateral was $137,147,145, consisting of cash collateral of $35,005,352 and U.S. Government & Agency securities valued at $102,141,793. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c The fund held Level 3 securities at March 31, 2023. These securities were valued at $17,852,885 or ..7% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	29.0
Information Technology	16.3
Consumer Discretionary	15.0
Industrials	13.2
Financials	6.5
Investment Companies	5.9
Energy	5.5
Consumer Staples	3.8
Communication Services	3.2
Materials	2.9
Real Estate	.2
101.5

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.5%	113,031,822	435,389,396	(433,785,171)	114,636,047	2,741,773
Investment of Cash Collateral for Securities Loaned - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.4%	29,348,163	283,086,440	(277,429,251)	35,005,352	172,642	††
Total - 5.9%	142,379,985	718,475,836	(711,214,422)	149,641,399	2,914,415

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $136,967,113)—Note 1(b):
Unaffiliated issuers	1,974,349,408	2,407,842,963
Affiliated issuers	149,641,399	149,641,399
Receivable for shares of Beneficial Interest subscribed		2,620,245
Dividends and securities lending income receivable		646,597
Prepaid expenses		87,589
		2,560,838,793
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,635,465
Cash overdraft due to Custodian		766
Liability for securities on loan—Note 1(b)		35,005,352
Payable for shares of Beneficial Interest redeemed		4,706,366
Trustees’ fees and expenses payable		16,594
Other accrued expenses		451,755
		41,816,298
Net Assets ($)		2,519,022,495
Composition of Net Assets ($):
Paid-in capital		2,422,842,079
Total distributable earnings (loss)		96,180,416
Net Assets ($)		2,519,022,495

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	427,708,312	48,731,963	1,601,470,185	327,730,047	113,381,988
Shares Outstanding	18,774,096	2,604,974	66,474,955	13,444,202	4,725,145
Net Asset Value Per Share ($)	22.78	18.71	24.09	24.38	24.00

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,355,999
Affiliated issuers	2,741,773
Income from securities lending—Note 1(b)	172,642
Interest	18,583
Total Income	7,288,997
Expenses:
Management fee—Note 3(a)	7,662,583
Shareholder servicing costs—Note 3(c)	1,893,602
Distribution fees—Note 3(b)	275,835
Trustees’ fees and expenses—Note 3(d)	162,784
Administration fee—Note 3(a)	123,860
Prospectus and shareholders’ reports	71,560
Professional fees	61,061
Registration fees	58,618
Custodian fees—Note 3(c)	40,601
Loan commitment fees—Note 2	26,874
Chief Compliance Officer fees—Note 3(c)	8,540
Miscellaneous	39,799
Total Expenses	10,425,717
Less—reduction in expenses due to undertaking—Note 3(a)	(33,595)
Less—reduction in fees due to earnings credits—Note 3(c)	(43,584)
Net Expenses	10,348,538
Net Investment (Loss)	(3,059,541)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	53,817,957
Net change in unrealized appreciation (depreciation) on investments	253,684,804
Net Realized and Unrealized Gain (Loss) on Investments	307,502,761
Net Increase in Net Assets Resulting from Operations	304,443,220

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment (loss)	(3,059,541)	(18,845,482)
Net realized gain (loss) on investments	53,817,957	(348,460,980)
Net change in unrealized appreciation (depreciation) on investments	253,684,804	(1,495,043,696)
Net Increase (Decrease) in Net Assets Resulting from Operations	304,443,220	(1,862,350,158)
Distributions ($):
Distributions to shareholders:
Class A	-	(66,701,601)
Class C	-	(10,555,443)
Class I	-	(281,059,137)
Class Y	-	(38,142,812)
Class Z	-	(14,422,353)
Total Distributions	-	(410,881,346)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	13,565,695	59,475,563
Class C	1,155,528	9,741,564
Class I	126,399,372	674,409,304
Class Y	39,241,150	94,992,886
Class Z	3,433,508	721,589
Net assets received in connection with reorganization—Note 1	-	113,107,090
Distributions reinvested:
Class A	-	62,386,021
Class C	-	9,884,456
Class I	-	264,100,615
Class Y	-	37,345,676
Class Z	-	13,528,418
Cost of shares redeemed:
Class A	(51,485,070)	(148,529,510)
Class C	(8,705,138)	(26,954,679)
Class I	(353,073,263)	(1,337,811,505)
Class Y	(23,251,678)	(102,414,124)
Class Z	(5,201,628)	(9,864,846)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(257,921,524)	(285,881,482)
Total Increase (Decrease) in Net Assets	46,521,696	(2,559,112,986)
Net Assets ($):
Beginning of Period	2,472,500,799	5,031,613,785
End of Period	2,519,022,495	2,472,500,799

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	610,792	2,113,534
Shares issued in connection with reorganization—Note 1	-	2,023,060
Shares issued for distributions reinvested	-	1,997,631
Shares redeemed	(2,322,562)	(5,294,965)
Net Increase (Decrease) in Shares Outstanding	(1,711,770)	839,260
Class Ca,b
Shares sold	63,126	401,338
Shares issued in connection with reorganization—Note 1	-	63,184
Shares issued for distributions reinvested	-	381,051
Shares redeemed	(476,907)	(1,186,350)
Net Increase (Decrease) in Shares Outstanding	(413,781)	(340,777)
Class Ib
Shares sold	5,384,364	23,092,234
Shares issued in connection with reorganization—Note 1	-	717,757
Shares issued for distributions reinvested	-	8,017,627
Shares redeemed	(15,138,792)	(46,459,160)
Net Increase (Decrease) in Shares Outstanding	(9,754,428)	(14,631,542)
Class Y
Shares sold	1,676,239	3,101,948
Shares issued in connection with reorganization—Note 1	-	5,324
Shares issued for distributions reinvested	-	1,121,829
Shares redeemed	(972,352)	(3,505,936)
Net Increase (Decrease) in Shares Outstanding	703,887	723,165
Class Z
Shares sold	139,268	23,792
Shares issued for distributions reinvested	-	411,949
Shares redeemed	(223,644)	(322,223)
Net Increase (Decrease) in Shares Outstanding	(84,376)	113,518

[a]

During the period ended March 31, 2023, 601 Class C shares representing $10,735 were automatically converted to 495 Class A shares and during the period ended September 30, 2022, 3,695 Class C shares representing $91,783 were automatically converted to 3,066 Class A shares.

[b]

During the period ended March 31, 2023, 5,811 Class A shares representing $120,230 were exchanged for 5,501 Class I shares and 2,835 Class C shares representing $48,442 were exchanged for 2,211 Class I shares. During the period ended September 30, 2022, 2,852 Class A shares representing $66,381 were exchanged for 2,702 Class I shares and 2,640 Class C shares representing $48,554 were exchanged for 2,063 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2023		Year Ended September 30,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.24	37.14	32.98	21.08	24.00	19.87
Investment Operations:
Net investment (loss)[a]	(.05)	(.18)	(.29)	(.17)	(.12)	(.11)
Net realized and unrealized gain (loss) on investments	2.59	(13.59)	7.54	12.07	(1.23)	6.05
Total from Investment Operations	2.54	(13.77)	7.25	11.90	(1.35)	5.94
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	22.78	20.24	37.14	32.98	21.08	24.00
Total Return (%)[b]	12.55[c]	(40.04)	22.59	56.50	(5.17)	32.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[d]	.98	.95	.96	.98	1.00
Ratio of net expenses to average net assets	.98[d]	.93	.95	.96	.98	1.00
Ratio of net investment (loss) to average net assets	(.41)[d]	(.65)	(.77)	(.65)	(.58)	(.53)
Portfolio Turnover Rate	15.15[c]	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	427,708	414,597	729,672	521,990	328,595	339,848

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2023		Year Ended September 30,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.69	31.46	28.55	18.39	21.31	17.96
Investment Operations:
Net investment (loss)[a]	(.11)	(.35)	(.49)	(.32)	(.25)	(.24)
Net realized and unrealized gain (loss) on investments	2.13	(11.29)	6.49	10.48	(1.10)	5.40
Total from Investment Operations	2.02	(11.64)	6.00	10.16	(1.35)	5.16
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	18.71	16.69	31.46	28.55	18.39	21.31
Total Return (%)[b]	12.10[c]	(40.55)	21.68	55.25	(5.88)	31.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[d]	1.77	1.72	1.73	1.74	1.73
Ratio of net expenses to average net assets	1.81[d]	1.77	1.72	1.73	1.74	1.73
Ratio of net investment (loss) to average net assets	(1.24)[d]	(1.50)	(1.54)	(1.42)	(1.34)	(1.27)
Portfolio Turnover Rate	15.15[c]	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	48,732	50,375	105,686	85,398	58,574	62,107

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2023		Year Ended September 30,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.38	38.97	34.40	21.94	24.85	20.46
Investment Operations:
Net investment (loss)[a]	(.02)	(.14)	(.20)	(.12)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	2.73	(14.32)	7.86	12.58	(1.26)	6.27
Total from Investment Operations	2.71	(14.46)	7.66	12.46	(1.34)	6.20
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	24.09	21.38	38.97	34.40	21.94	24.85
Total Return (%)	12.68[b]	(39.92)	22.90	56.79	(4.95)	32.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.74	.70	.73	.74	.74
Ratio of net expenses to average net assets	.76[c]	.74	.70	.73	.74	.74
Ratio of net investment (loss) to average net assets	(.19)[c]	(.46)	(.52)	(.42)	(.35)	(.29)
Portfolio Turnover Rate	15.15[b]	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	1,601,470	1,629,646	3,541,043	2,461,228	1,294,518	1,207,703

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2023		Year Ended September 30,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.62	39.34	34.67	22.09	24.99	20.55
Investment Operations:
Net investment (loss)[a]	(.01)	(.11)	(.18)	(.09)	(.06)	(.03)
Net realized and unrealized gain (loss) on investments	2.77	(14.48)	7.94	12.67	(1.27)	6.28
Total from Investment Operations	2.76	(14.59)	7.76	12.58	(1.33)	6.25
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	24.38	21.62	39.34	34.67	22.09	24.99
Total Return (%)	12.77[b]	(39.88)	22.98	56.99	(4.87)	32.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65[c]	.64	.63	.64	.64	.65
Ratio of net expenses to average net assets	.65[c]	.64	.63	.64	.64	.65
Ratio of net investment (loss) to average net assets	(.08)[c]	(.36)	(.45)	(.33)	(.25)	(.16)
Portfolio Turnover Rate	15.15[b]	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	327,730	275,433	472,711	330,796	213,183	221,008

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

Six Months Ended
March 31, 2023		Year Ended September 30,
Class Z Shares	(Unaudited)	2022	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	21.30	38.86	34.33	21.92	24.83	20.86
Investment Operations:
Net investment (loss)[b]	(.03)	(.15)	(.23)	(.14)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	2.73	(14.28)	7.85	12.55	(1.26)	4.04
Total from Investment Operations	2.70	(14.43)	7.62	12.41	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)	-
Net asset value, end of period	24.00	21.30	38.86	34.33	21.92	24.83
Total Return (%)	12.68[c]	(39.96)	22.79	56.66	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[d]	.79	.77	.84	.76	.84[d]
Ratio of net expenses to average net assets	.84[d]	.79	.77	.84	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.27)[d]	(.52)	(.59)	(.52)	(.36)	(.42)[d]
Portfolio Turnover Rate	15.15[c]	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	113,382	102,449	182,502	158,335	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), is an indirect a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V 4LA, England.

As of the close of business on November 8, 2021, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Trust’s Board of Trustees (the “Board”) and the BNY Mellon Advantage Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of BNY Mellon Structured Midcap Fund, a series of BNY Mellon Advantage Funds, Inc., Class A, Class C, Class I and Class Y shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Y shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Structured Midcap Fund’s Class A, Class C Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on November 8, 2021, after the reorganization was $39.89 for Class A, $33.76 for Class C, $41.87 for Class I and $42.26 for Class Y, and a total of 2,,023,060 Class A, 63,184 Class C, 717,757 Class I and 5,324 Class Y shares were issued to

20

shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio

22

investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,389,990,078	-	-	2,389,990,078
Equity Securities - Private Equity	-	-	17,689,028	17,689,028
Investment Companies	149,641,399	-	-	149,641,399
Rights	-	-	163,857	163,857

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity & Rights ($)
Balance as of 9/30/2022†	13,656,470
Purchases/Issuances	4,346,516
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(150,101)
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 3/31/2023†	17,852,885

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Equity Securities- Private Equity & Rights ($)
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2023	(150,101)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of March 31, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Fundbox	3,450,080	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.9x	6.3x
Aspen Neuroscience	3,455,174	Benchmark to Public Peers	Return of Public Peers Group	-13.0%	0.3%
Roofstock	5,631,421	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.2x	11.3x
Locus Robotics	5,152,353	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.5x	22.6x

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2023, BNY Mellon earned $23,537 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

26

investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: ordinary income $92,162,605 and long-term capital gains $318,718,741. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser had contractually agreed, from November 5, 2021 through November 8, 2022 (one year after the Reorganization was consummated), to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund’s Class A shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .93% of the value of the fund’s Class A shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $33,595 during the period ended March 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

28

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $123,860 during the period ended March 31, 2023.

During the period ended March 31, 2023, the Distributor retained $5,872 from commissions earned on sales of the fund’s Class A shares and $2,632 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2023, Class C shares were charged $190,737 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2023, Class Z shares were charged $85,098 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2023, Class A and Class C shares were charged $538,628 and $63,579, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $75,620 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $43,584.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2023, the fund was charged $40,601 pursuant to the custody agreement.

30

During the period ended March 31, 2023, the fund was charged $8,540 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $1,363,194, Administration fees of $21,097, Distribution Plan fees of $43,253, Shareholder Services Plan fees of $100,066, Custodian fees of $72,000, Chief Compliance Officer fees of $4,229 and Transfer Agent fees of $31,626.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2023, amounted to $369,205,933 and $630,492,860, respectively.

At March 31, 2023, accumulated net unrealized appreciation on investments was $433,493,555, consisting of $718,970,272 gross unrealized appreciation and $285,476,717 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

32

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the two-, three- and four-year periods when it was below the Performance Group median, and was above the Performance Universe median for all periods, except for the one-, two- and three-year period when it was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

category as the fund and (2) paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also

34

considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

******************************************

35

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the meeting of the fund’s Board held on March 6-7, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

36

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS, AND THE APPROVAL OF THE FUND'S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

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For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V 4LA, England

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6921SA0323

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: May 22, 2023

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: May 22, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)